================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-1A

                   REGISTRATION STATEMENT (NO. ______) UNDER
                           THE SECURITIES ACT OF 1933

                    Pre-Effective Amendment No. ___________

                   Post-Effective Amendment No. ___________

                                      and


              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940


                    VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS
        (Exact Name of Registrant as Specified in Declaration of Trust)

                                 P.O. Box 2600
                             Valley Forge, PA 19482
                    (Address of Principal Executive Office)

                  Registrant's Telephone Number (610) 669-1000

                           R. Gregory Barton, Esquire
                                  P.O. Box 876
                             Valley Forge, PA 19482

                It is proposed that this filing become effective
                              on December 2. 1998.

                 Approximate Date of Proposed Public Offering:
  As soon as practicable after this Registration Statement becomes effective.

     REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(A) MAY DETERMINE.

     We have elected to register an indefinite number of securities under the Securities Act of 1933 pursuant to Rule 24f-2 of the Investment Company Act of 1940.

================================================================================

                     VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS

                             CROSS REFERENCE SHEET

          Form N-1A
          Item Number                                                     Location in Prospectus
          -----------                                                     ----------------------
          Item 1.          Front and Back Cover Pages..................   Front and Back Cover Pages
          Item 2.          Risk/Return Summary: Investments, Risks,
                           and Performance.............................   Fund Profile
          Item 3.          Risk/Return Summary: Fee Table..............   Not Applicable
          Item 4.          Investment Objectives, Principal Investment
                           Strategies, and Related Risks...............   Fund Profile; A Word About Risk; Who Should
                                                                          Invest; Primary Investment Strategies;
          Item 5.          Management's Discussion of
                           Fund Performance............................   Not Applicable
          Item 6.          Management, Organization, and Capital
                           Structure...................................   The Fund and Vanguard; Investment
                                                                          Adviser
                           Shareholder Information.....................   Share Price; Buying Shares; Redeeming
                                                                          Shares; Dividends, Capital Gains, and Taxes;
                                                                          Investing with Vanguard
          Item 8.          Distribution Arrangements...................   Not Applicable
          Item 9.          Financial Highlights Information............   Not Applicable


          Form N-1A                                                       Location in Statement
          Item Number                                                     of Additional Information
          -----------                                                     --------------------------
          Item 10.         Cover Page and Table of Contents............   Cover Page; Table of Contents
          Item 11.         Fund History................................   Description of the Trust
          Item 12.         Description of the Fund and its Investments
                           and Risks...................................   Investment Objective and Policies;
                                                                          Description of the Trust; and Fundamental
                                                                          Investment Limitations
          Item 13.         Management of the Fund......................   Management of the Trust
          Item 14.         Control Persons and Principal Holders
                           of Securities...............................   Management of the Trust
          Item 15.         Investment Advisory and Other Services......   Investment Advisory Services
          Item 16.         Brokerage Allocation and Other Practices....   Portfolio Transactions
          Item 17.         Capital Stock and Other Securities..........   Description of the Trust
          Item 18.         Purchase, Redemption and Pricing of Shares..   Purchase of Shares; Redemption of Shares;
                                                                          and Share Price of the Trust
          Item 19.         Taxation of the Fund........................   Description of the Trust
          Item 20.         Underwriters................................   Not Applicable
          Item 21.         Calculation of Performance Data.............   Yield & Total Return
          Item 22.         Financial Statements........................   Not Applicable

[FRONT COVER]
Vanguard
Massachusetts High-Grade Tax-Exempt Fund

Prospectus
December 3, 1998

This is the Fund's initial prospectus, so it contains no performance data.





                             SUBJECT TO COMPLETION
                             PRELIMINARY PROSPECTUS
                            DATED SEPTEMBER 17, 1998


INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BUT HAS NOT YET BECOME EFFECTIVE. THE FUND MAY NOT BE SOLD, NOR MAY OFFERS TO BUY BE ACCEPTED, PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY, NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN A STATE IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF THE STATE.

[INSIDE FRONT COVER]

Vanguard Massachusetts High-Grade Tax-Exempt Fund

A Federal and Massachusetts State Tax-Exempt Income Mutual Fund

Contents

Introduction to Tax-Exempt Investing

1  Fund Profile                                9 Financial Highlights

3  Additional Information                     10 Investing with Vanguard

3. A Word About Risk                          10 Services and Account Features

3  Who Should Invest                          11 Types of Accounts

4. Primary Investment Strategies              12 Buying Shares

6  The Fund and Vanguard                      15 Redeeming Shares

7. Investment Adviser                         15 Transferring Registration

7  Year 2000 Challenge                        16 Fund and Account Updates

7  Dividends, Capital Gains, and Taxes        Glossary (inside back cover)

8  Share Price

-------------------------------------------------------------------------------
                    Why Reading This Prospectus Is Important

This prospectus explains the objective, risks, and strategies of the Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.
-------------------------------------------------------------------------------

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

AN INTRODUCTION TO TAX-EXEMPT INVESTING

Taxable versus tax-exempt funds

Tax-exempt funds provide income that is exempt from federal taxes and, in the case of state tax-exempt funds, state taxes as well. These funds are usually best-suited for income-oriented investors in a high tax bracket. You may not always profit, however, from a tax-exempt investment. That is because the yields on tax-exempt bonds are typically lower than those on taxable bonds.

     To determine whether a state tax-exempt fund--such as Vanguard Massachusetts High-Grade Tax-Exempt Fund--is more suitable for you than a taxable fund, you should compute the tax-exempt fund's taxable equivalent yield. This figure enables you to compare your potential return on a tax-exempt fund with the return on a taxable fund.

     To compute the taxable equivalent yield:

   o First figure out your effective state bracket. To do this, subtract your federal tax-bracket from 100%; then multiply that number by your state bracket. For example, if you are in a o % state tax bracket and a 36% federal tax bracket, your effective state bracket would be o % ([100%-36%] x o ).

   o Then, add up your federal tax bracket and effective state bracket. This sum is your combined tax bracket. In this example, your combined tax bracket
     would be   o % (36% +   o %).

   o Finally, divide the tax-exempt fund's yield by the difference between 100% and your combined tax bracket. Continuing with this example, and assuming that you are considering a tax-exempt fund with a 5% yield, your taxable equivalent yield would be o % (5% divided by [100%- o %]).

     In this example, you would choose the state tax-exempt fund if its taxable equivalent yield of o % were greater than the yield of a similar, though taxable, investment.

     Remember that we have used assumed tax brackets in this example. Make sure to verify your actual tax brackets--federal, state, and local (if any)--before calculating taxable equivalent yields of your own.

     YOU SHOULD BE AWARE THAT TAX-ADVANTAGED INVESTMENTS LIKE THE FUND ARE PARTICULARLY VULNERABLE TO FEDERAL AND STATE TAX LAW CHANGES--FOR INSTANCE, IF THE INTERNAL REVENUE SERVICE RULED THAT THE INCOME FROM CERTAIN TYPES OF STATE-ISSUED BONDS COULD NO LONGER BE CONSIDERED TAX-EXEMPT.

Fund Profile

The following profile summarizes key features of Vanguard Massachusetts High-Grade Tax-Exempt Fund. More detailed information about these features can be found later in the prospectus.

INVESTMENT OBJECTIVE
The Fund is a municipal bond fund intended for Massachusetts residents only. It seeks to provide a high level of income that is exempt from both federal and Massachusetts personal income taxes.

INVESTMENT STRATEGIES
The Fund invests primarily in high-quality municipal bonds issued by Massachusetts state and local governments and regional governmental authorities. For more information on security selection, see page ____.

[FLAG] PRIMARY RISKS
The Fund is subject to several risks, any of which could cause investors to lose money. The Fund is subject to:

    o interest rate risk, which is the chance that bond prices overall will decline over short or even long periods due to rising interest rates.
    o state specific risk, which is the chance that the Fund, because it invests primarily in securities issued by Massachusetts and its municipalities, is more vulnerable to unfavorable developments in Massachusetts than funds that invest in municipal bonds of many states.
    o call risk, which is the chance that during periods of falling interest rates, a bond issuer will "call"--or repay--a high-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates the Fund would experience a decline in income and the potential for taxable capital gains.
    o credit risk, which is the chance that bond issuers will fail to repay interest and principal in a timely manner.
    o manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.
    o concentration risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of a few securities. The Fund is considered non-diversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared to other mutual funds.

FEES AND EXPENSES
The following tables describe the fees and expenses you would pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                        None
Sales Charge (Load) Imposed on Reinvested Dividends:             None
Redemption Fees:                                                 None
Exchange Fees:                                                   None

The expenses shown in the following table are based on estimated amounts for the current fiscal year.

Annual Fund Operating Expenses (expenses deducted from the Fund's assets)
Management and Administrative Expenses:                              o%
Investment Advisory Expenses:                                        o%
12b-1 Distribution Fees:                                             None
Other Expenses (Marketing, Taxes, Auditing, etc.):                   o%
Total Operating Expenses (Expense Ratio):                           .20%
-------------------------------------------------------------------------------
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over one-year and three-year periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.

                        1 Year           3 Years
                        ------           -------

                          $o               $o

This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

-------------------------------------------------------------------------------
                                Plain Talk About
                             The Costs of Investing
Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic effect on a fund's performance.

-------------------------------------------------------------------------------
                                Plain Talk About
                                  Fund Expenses
All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. We expect the Fund's expense ratio for the current fiscal year to be
 .20%, or $2.00 per $1,000 of average net assets. The average tax-exempt bond mutual fund had expenses in 1998 of o%, or $X.XX per $1,000 of average net assets, according to Lipper Analytical Services, which reports on the mutual fund industry.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Additional Information
Dividends and Capital Gains                                  Minimum Initial Investment
Dividends are declared daily and paid on the first           $3,000; $1,000 for custodial accounts for minors
business day of each month; capital gains, if any,
are paid annually in December                                Newspaper Abbreviation
                                                             MAHiGd
Investment Adviser
Vanguard Fixed Income Group, Valley Forge,                   Vanguard Fund Number
Pennsylvania, since inception                                168

Inception Date
December 1, 1998                                             CUSIP Number
                                                             o
Suitable for IRAs
No                                                           Ticker Symbol
                                                             o
-------------------------------------------------------------------------------------------------------------

A Word About Risk

This prospectus describes the risks you would face as an investor in Vanguard Massachusetts High-Grade Tax-Exempt Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in Vanguard Massachusetts High-Grade Tax-Exempt Fund, you should also take into account your personal tolerance for the daily fluctuations of the bond market, as well as your need for current income.
    Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a shareholder of the Fund.
-------------------------------------------------------------------------------

Who Should Invest

The Fund may be a suitable investment for you if:

       o    You are a Massachusetts resident in a high tax bracket.

       o You wish to add a municipal bond fund to your existing holdings, which could include other tax-exempt investments as well as taxable bond, money market, and stock investments.

       o You are looking for current income that is exempt from both federal and Massachusetts personal income taxes.

       o You are not looking for growth of capital over the long-term. You are willing to accept significant fluctuations in the Fund's share price.

-------------------------------------------------------------------------------
                                Plain Talk About
                             Costs and Market Timing
Some investors try to profit from market-timing--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.
-------------------------------------------------------------------------------

   Vanguard Massachusetts High-Grade Tax-Exempt Fund is intended to be a long-term investment vehicle and therefore does not permit market-timing. Do not invest in this Fund if you are a market timer.

-------------------------------------------------------------------------------

Primary Investment Strategies

This section explains the strategies that the investment adviser uses in pursuit of the Fund's objective, a high level of income that is exempt from both federal and Massachusetts personal income taxes. In addition, this section discusses several important risks--interest rate risk, call risk, manager risk and credit risk--faced by investors in the Fund. The Fund's Board of Trustees oversees the management of the Fund, and may change the investment strategies in the interests of shareholders.

-------------------------------------------------------------------------------
                                Plain Talk About
                                 Municipal Bonds
Municipal bonds are securities issued by state and local governments and regional governmental authorities as a way of raising money for public construction projects (for example, highways, airports, housing); for operating expenses; or for loans to public institutions and facilities.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                Plain Talk About
                            Bonds and Interest Rates
As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you would be able to sell your 5% bond for more than you paid.
-------------------------------------------------------------------------------

Market Exposure
The Fund's primary strategy is to invest chiefly in Massachusetts state and local municipal bonds. Bond prices as well as income are affected by changes in interest rates.

[FLAG] The Fund is subject to interest rate risk, which is the possibility that bond prices overall will decline over short or even long periods due to rising interest rates. Interest rate risk generally is highest for funds that invest in longer-term bonds.

                  In the past, bond investors have seen the value of their investment rise and fall--sometimes significantly--with changes in interest rates. Between December 1976 and September 1981, for instance, rising interest rates caused long-term bond prices to fall by almost 48%.

   Because Massachusetts High-Grade Tax-Exempt Fund invests mainly in bonds, changes in interest rates will have a significant impact on the value of the Fund's assets. To illustrate how much of an impact, the following table shows the effect of a 1% change and a 2% change (both up and down) in interest rates on a bond with a face value of $1,000, similar to those that will be purchased by the Fund.

                        The Value Of A $1,000 Investment
                        After A Change In Interest Rates

Yield/Average                 1%              1%                 2%              2%
Maturity                   Increase        Decrease           Increase       Decrease

4.94%/9.2 years              $920           $1,067              $856          $1,150

                  These figures are for illustration only; you should not regard them as an indication of future returns from the Fund or the municipal bond market as a whole.

                  While falling interest rates tend to strengthen bond prices, they can cause another sort of problem for bond investors--bond calls.

[FLAG] The Fund is subject to call risk, which is the possibility that during periods of falling interest rates, a bond issuer will "call"--or repay--a high-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income--and the potential for taxable capital gains.

-------------------------------------------------------------------------------
                                Plain Talk About
                                 Callable Bonds
Although bonds are issued with clearly defined maturities, a bond issuer may be able to redeem, or call, a bond earlier than its maturity date. The bond holder must now replace the called bond with a bond that may have a lower yield than the original. One way for bond investors to protect themselves against call risk is to purchase a bond early in its lifetime, when it is less likely to be called. Another way is to buy bonds with call protection--that is, assurance that a bond will not be called for a specific time period, such as ten years.
-------------------------------------------------------------------------------

Security Selection
Vanguard Fixed Income Group, the Fund's investment adviser, selects securities for purchase by the Fund.

Types of securities. The Fund invests primarily in high-grade bonds issued by the Commonwealth of Massachusetts, its local governments, and public financing authorities. The Fund may also invest in municipal bonds issued by certain U.S. territories, and up to 20% of the Fund's assets may be invested in securities that are subject to the alternative minimum tax.

-------------------------------------------------------------------------------
                                Plain Talk About
                             Alternative Minimum Tax
Certain tax-exempt bonds whose proceeds are used to fund private, for-profit organizations subject to the Alternative Minimum Tax (AMT)--a special tax system designed to ensure that individuals pay at least some federal taxes. Although AMT bond income is exempt from federal income tax, a very limited number of taxpayers who have many tax deductions may have to pay Alternative Minimum Tax on the income from bonds considered "tax-preference items."
-------------------------------------------------------------------------------

[FLAG] The Fund is subject to manager risk, which is the possibility that Vanguard Fixed Income Group will do a poor job of selecting securities.

         Credit quality. At least 75% of the Fund's assets will be invested in high-grade municipal bonds, which are municipal bonds that have been rated in one of the top three rating categories by an independent bond-rating agency. Up to 25% of the Fund's assets may be invested in bonds that have been rated in the fourth highest rating category. Within that 25%, up to 5% may be invested in lower rated securities or securities that are unrated.

[FLAG] The Fund is subject to credit risk, which is the possibility that a bond issuer will fail to repay interest and principal in a timely manner.

                  The Fund tries to minimize credit risk by investing mostly in high-grade securities and by continuously monitoring the credit quality of its holdings. However, the Fund may hold onto bonds that have been downgraded, even if they are no longer eligible for purchase by the Fund.

-------------------------------------------------------------------------------
                                Plain Talk About
                                 Credit Quality
A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the debt. The lower the rating by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), the greater the chance (in the rating agency's opinion) the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Bonds rated in one of the four highest rating categories are considered "investment grade."
-------------------------------------------------------------------------------

       Maturity. The Fund is allowed to invest in bonds of any maturity. However, the Fund is expected to maintain a dollar-weighted average maturity of between 15 and 25 years.

-------------------------------------------------------------------------------
                                Plain Talk About
                                 Bond Maturities
A bond is issued with a specific maturity date--the date when the bond issuer, or seller, must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than one year (short-term) to 30 years (long-term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise--but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take greater risks of price fluctuations to get higher interest income; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.
-------------------------------------------------------------------------------

Turnover Rate
Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they have been held. The Fund's turnover rate is not expected to exceed o%.

-------------------------------------------------------------------------------
                                Plain Talk About
                                   Derivatives
A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index).

-------------------------------------------------------------------------------
Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
-------------------------------------------------------------------------------

Other Investment Policies and Risks

Besides investing in Massachusetts-issued bonds, the Fund may make certain other kinds of investments to achieve its objective.

   The Fund may invest, to a limited extent, in bond (interest rate) futures and options contracts, and other types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. This Fund will not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The value of all futures contracts in which the Fund acquires an interest cannot exceed 20% of total assets.
         The reasons for which the Fund may use futures and options are:
         o To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in bonds.
         o To reduce the Fund's transaction costs or add value when these instruments are favorably priced.
         In unusual circumstances, such as a national financial emergency or a temporary decline in the availability of Massachusetts obligations, up to 20% of the Fund's assets may be invested in securities that generate income subject to Massachusetts state or federal personal income taxes. Such securities could include municipal bonds issued by other states or taxable fixed income securities.
         In addition, the Fund may purchase tax-exempt securities on a "when-issued" basis. In these situations, the Fund agrees to buy securities at a certain price, even if the market price of the securities at the time of delivery is higher or lower than the agreed-upon purchase price.
         The Fund usually will hold only a small percentage of its assets in cash reserves. However, the Fund may, from time to time, hold cash reserves without limit as a temporary defensive measure in response to adverse market, economic, political, or other conditions. In taking such measures, the Fund may not achieve its investment objective.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of more than o investment companies with more than o distinct investment portfolios holding assets worth more than $370 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
         Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

-------------------------------------------------------------------------------
                                Plain Talk About
                      Vanguard's Unique Corporate Structure
The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
-------------------------------------------------------------------------------

Investment Adviser

Vanguard Fixed Income Group, P.O. Box 2600, Valley Forge, PA 19482, provides advisory services on an at-cost basis to Massachusetts High-Grade Tax-Exempt Fund.

-------------------------------------------------------------------------------
                                Plain Talk About
                               The Fund's Adviser
Vanguard Fixed Income Group currently manages more than $o billion in assets and provides investment advisory services on an at-cost basis to more than o Vanguard funds.
                  The managers responsible for overseeing the implementation of the Fund's investment strategy are:
                  Ian A. MacKinnon, Managing Director of Vanguard; fixed income investment adviser since 1974, primarily responsible for Vanguard's internal fixed income policy and strategy since 1980; B.A. from Lafayette College, M.B.A. from Pennsylvania State University.
                  o
-------------------------------------------------------------------------------

         The Fixed Income Group chooses brokers or dealers to handle the purchase and sale of the Fund's securities, and is responsible for getting the best available price and most favorable execution from these brokers with respect to all transactions. The Fund may direct the Group to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund. However, the Group will not pay higher commissions specifically for the purpose of obtaining research services. When the Fund purchases a newly-issued security at a fixed price, the Group may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of their compensation directly to the Fund to offset its management expenses.

Year 2000 Challenge

The common practice in computer programming of using just two digits to identify a year has resulted in the Year 2000 challenge throughout the information technology industry. If unchanged, many computer applications and systems could misinterpret dates occurring after December 31, 1999, leading to errors or failure. Such failure could adversely affect a fund's operations, including pricing, securities trading, and the servicing of shareholder accounts.
         The Vanguard Group is dedicated to providing uninterrupted, high-quality performance from our computer systems before, during, and after 2000. In July 1998, we completed the renovation and initial testing of our internal systems. Vanguard is diligently working with external partners, suppliers, and vendors, including fund managers and other service providers, to assure that the systems with which we interact remain operational at all times.
         In addition to taking every reasonable step to secure out internal systems and external relationships, Vanguard is further developing contingency plans intended to assure that unexpected systems failures will not adversely affect the Fund's operations. Vanguard intends to monitor these processes through the rollover of 1999 into 2000 and to implement quickly alternate solutions if necessary.
         However, despite Vanguard's efforts and contingency plans, noncompliant computer systems could have a material adverse effect on the Fund's business, operations, or financial condition. Additionally, the Fund's performance could be hurt if a computer system failure at a company or governmental unit affects the price of securities the Fund owns.

Dividends, Capital Gains, and Taxes

The Fund's dividends accrue daily. On the first business day of every month, the Fund distributes to shareholders virtually all of its income from interest and dividends as dividend distributions. Any capital gains realized from the sale of securities are distributed annually in December. In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you may have them automatically invested in more shares of the Fund. In either case, dividend distributions are expected to be free from federal, Massachusetts, and municipal income taxes. On the other hand, distributions of capital gains will be taxable to most shareholders regardless of whether they are reinvested or paid in cash. It is important to note that distributions of capital gains (but not dividends) that are declared in December--if paid to you by the end of January--are taxed as if they had been paid to you in December.
         If you have chosen to receive dividend and/or capital gains distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, we will change the distribution option so that all dividends and other distributions are automatically invested in additional shares. We will not pay interest on uncashed distribution checks.

   o The short-term capital gains that you receive are considered ordinary income for tax purposes.
   o Any distributions of net long-term capital gains by the Fund may be taxable to you as long-term capital gains, no matter how long you've owned shares in the Fund. Although the Fund does not seek to realize capital gains, such gains are realized from time to time as byproducts of the ordinary investment activities of the Fund. Keep in mind, however, that capital gains are not expected to be a significant part of the Fund's investment return.
   o If you sell or exchange shares, any gain or loss you have is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
   o Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Fund shares, may be subject to state and local income taxes as well. For example, if you move from Massachusetts to another state, your Portfolio shares will become fully taxable.
                  The tax information in this prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in either of the Portfolios.

-------------------------------------------------------------------------------
                                Plain Talk About
                                  Distributions
As a shareholder, you are entitled to your share of a fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distributions. Income dividends come from interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.
-------------------------------------------------------------------------------

Share Price

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of trading on the New York Stock Exchange (the NAV is not calculated on holidays or other days the Exchange is closed). Net asset value per share is computed by adding up the total value of the Fund's investments and other assets, subtracting any of its liabilities (debts), and then dividing by the number of Fund shares outstanding:

                             Total Assets  -  Liabilities
Net Asset Value    =      ----------------------------------
                             Number of Shares Outstanding

         Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. The Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.
         A Note on Pricing: The Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Fund's Board of Trustees.
         The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is MAHiGd.
         From time to time, the Vanguard funds advertise yield and total return figures. Yield is a measure of past dividend income. Total return includes both past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (or depreciation). Neither yield nor total return should be used to predict the future performance of a fund.

--------------------------------------------------------------------------------
Investing with Vanguard

Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child or for your retirement savings?
         Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.
         The following sections of the prospectus briefly explain the many services we offer. Booklets providing detailed information are available on the services marked with a o . Please call us to request copies.
--------------------------------------------------------------------------------

Services and Account Features

Vanguard offers many services that make it convenient to buy, sell, or exchange shares, or to obtain fund or account information.

Checkwriting
Method for drawing money from your account by writing a check for $250 or more.

Telephone Redemptions (Sales and Exchanges)
Automatically set up for this Fund unless you notify us otherwise.

Vanguard Direct Deposit Service(a)
Automatic method for depositing your paycheck or U.S. government payment (including Social Security and government pension checks) into your account.

Vanguard Automatic Exchange Service(a)
Automatic method for moving a fixed amount of money from one Vanguard fund account to another.

Vanguard Fund Express(..)
Electronic method for buying or selling shares. You can transfer money between your Vanguard fund account and an account at your bank, savings and loan, or credit union on a systematic schedule or whenever you wish.

Vanguard Dividend Express(a)
Electronic method for transferring dividend and/or capital gains distributions directly from your Vanguard fund account to your bank, savings and loan, or credit union account.

Vanguard Tele-Account(..) 1-800-662-6273
Toll-free 24-hour access to Vanguard fund and account information as well as some transactions by using any touch-tone phone. Tele-Account provides total return, share price, price change, and yield quotations for all Vanguard funds; gives your account balances and history (e.g., last transaction, latest dividend distribution); and allows you to sell or exchange fund shares.

Access Vanguard(..) www.vanguard.com
You can use your personal computer to perform certain transactions for most Vanguard funds by accessing our website. To establish this service, you must register through the website. We will then send to you, by mail, an account access password that allows you to process the following financial and administrative transactions online:
    o open a new account*
    o buy, sell or exchange shares of most funds
    o change your name/address
    o add/change fund options (including dividend options, Vanguard Fund Express(..), bank instructions, checkwriting, and Vanguard Automatic Exchange Service(a))
*Only current Vanguard shareholders can open a new account online, by exchanging shares from other existing Vanguard accounts.

Investor Information Department: 1-800-662-7447 (SHIP) Text Telephone:
1-800-952-3335 Call Vanguard for information on our funds, fund services, and retirement accounts, and to request literature.

Client Services Department: 1-800-662-2739 (CREW) Text Telephone: 1-800-662-2738 Call Vanguard for information on your account, account transactions, and account statements.

Services for Clients of Vanguard's Institutional Division: 1-888-809-8102 Vanguard's Institutional Division offers a variety of specialized services for large institutional investors, including the ability to effect account transactions through private electronic networks and third-party recordkeepers.

Types of Accounts

Individuals and institutions can establish a variety of accounts with Vanguard.

For One or More People
Open an account in the name of one (individual) or more (joint tenants) people.

For Holding Personal Trust Assets
Invest assets held in an existing personal trust.

For an Organization
Open an account as a corporation, partnership, endowment, foundation, or other entity.

Buying Shares

You buy your shares at the Fund's next-determined net asset value after Vanguard or its appointed agent receives your request, as long as your request is received before the close of trading on the New York Stock Exchange, generally 4 p.m. Eastern time.

Minimum Investment to . . .
open a new account
$3,000

add to an existing account
$100 by mail or exchange; $1,000 by wire.

A Note on Low Balances
The Fund reserves the right to close any account whose balance falls below the minimum initial investment. The Fund will deduct a $10 annual fee in June if your account balance falls below $2,500. The fee is waived if your total Vanguard account assets are $50,000 or more.

By Mail to . . .
open a new account
Complete and sign the application form and enclose your check.

add to an existing account
Mail your check with an Invest-By-Mail form detached from your confirmation statement to the address listed on the form.

Make your check payable to: The Vanguard Group--#
All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

First-class mail to:                          Express or Registered mail to:
The Vanguard Group                            The Vanguard Group
P.O. Box 2600                                 455 Devon Park Drive
Valley Forge, PA 19482-2600                   Wayne, PA 19087-1815

IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.

By Telephone to . . .
open a new account
Call Vanguard Tele-Account* 24 hours a day or Client Services during business hours to exchange from another Vanguard fund account with the same registration (name, address, taxpayer I.D., and account type).

add to an existing account
Call Vanguard Tele-Account* 24 hours a day or Client Services during business hours to exchange from another Vanguard fund account with the same registration (name, address, taxpayer I.D., and account type). Use Vanguard Fund Express (see Services and Account Features) to transfer assets from your bank account. Call Client Services before your first use to verify that this option is in place.

Vanguard Tele-Account      Client Services
1-800-662-6273             1-800-662-2739
*You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.

IMPORTANT NOTE: Once you've requested a telephone transaction and a confirmation number has been assigned, the transaction cannot be revoked. We reserve the right to refuse any purchase request.

By Wire to Open a New Account or Add to an Existing Account
Call Client Services to arrange your wire transaction.

Wire to:
CoreStates Bank, N.A.
ABA 031000011
CoreStates No. 0101 9897
[Temporary Account Number]
Vanguard Massachusetts High Grade Tax-Exempt Fund
[Account Registration]
Attention: Vanguard

         You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed at the next-determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten calendar days.
         Keep in mind that if you buy or sell Fund shares through a registered broker/dealer or investment adviser, the broker/dealer or adviser may charge you a service fee.

A Note on Large Purchases
It is important that you call Vanguard before you invest a large dollar amount. We must consider the interests of all Fund shareholders and so reserve the right to refuse any purchase that will disrupt the Fund's operation or performance.

Redeeming Shares
The ability to redeem (that is, sell or exchange) Fund shares by telephone is automatically established for your account, unless you instruct us otherwise in writing. While telephone redemption is easy and convenient, this account feature involves a risk of loss from unauthorized or fraudulent transactions. Vanguard will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and immediately reviewing any account statements that we send to you. Make sure to contact Vanguard immediately about any transaction you believe to be unauthorized.

         We reserve the right to refuse a telephone redemption if the caller is unable to provide:
         o The ten-digit account number.
         o The name and address exactly as registered on the account.
         o The primary Social Security or employer identification number as registered on the account.
         Please note that Vanguard will not be responsible for any account losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller's identity. If you wish to remove the telephone redemption feature from your account, please notify us in writing.

How to Sell Shares
You can withdraw any part of your account, at any time, by selling shares. Sale proceeds are normally mailed within two business days after Vanguard receives your request. Proceeds of wire redemptions are sent to your bank one business day after Vanguard or its appointed agent receives your request. The sale price of your shares will be the Fund's next-determined net asset value after Vanguard receives all required documents in good order.
         Good order means that the request includes:
         o Fund name and account number.
         o Amount of the transaction (in dollars or shares).
         o Signatures of all owners exactly as registered on the account.
         o Signature guarantees (if required).
         o Any supporting legal documentation that may be required.
         o Any certificates you are holding for the account.
         Sale or exchange requests received after the close of trading on the Exchange are processed at the next business day's net asset value. No interest will accrue on amounts represented by uncashed redemption checks. The Fund will not cancel any trade (e.g., purchase, redemption, or exchange) believed to be authentic, once the trade request has been received in writing or by telephone with a confirmation number assigned.

Note: Some written requests (such as those requesting that redemptions be paid to a different payee or address than that of the account owner) require a signature guarantee from a bank, broker, or other acceptable financial institution. A notary public cannot provide a signature guarantee.

How to Exchange Shares
An exchange is the selling of shares of one Vanguard fund to purchase shares of another. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
         Because excessive exchanges can disrupt the management of the Fund and increase transaction costs, Vanguard limits exchange activity to two substantive exchange redemptions (at least 30 days apart) from the Fund during any 12-month period. "Substantive" means either a dollar amount or a series of movements between Vanguard funds that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.
         Before you exchange into a new Vanguard fund, be sure to read its prospectus.

Selling or Exchanging Shares by Mail
Send a letter of instruction signed by all registered account holders. Include the fund name and account number and (if you are selling) a dollar amount or number of shares OR (if you are exchanging) the name of the fund you want to exchange into and a dollar amount or number of shares. To exchange into an account with a different registration (including a different name, address, or taxpayer identification number), you must provide Vanguard with written instructions that include the guaranteed signatures of all current account owners.

First-class mail to:                            Express or Registered mail to:
The Vanguard Group                              The Vanguard Group
P.O. Box 2600                                   455 Devon Park Drive
Valley Forge, PA 19482-2600                     Wayne, PA 19087-1815

Selling or Exchanging Shares by Telephone
Call Vanguard Tele-Account* 24 hours a day or Client Services during business hours to sell or exchange shares. You can exchange shares from this Fund to open an account in another Vanguard fund or to add to an existing Vanguard fund account with an identical registration.

Vanguard Tele-Account                               Client Services
1-800-662-6273                                      1-800-662-2739

A Note on Unusual Circumstances
Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in the "Redeeming Shares" section.

Selling or Exchanging Shares Online
Access Vanguard www.vanguard.com
You can use your personal computer to sell or exchange shares of most Vanguard funds by accessing our website. To establish this service, you must register through the website. We will then send you, by mail, an account access password that will enable you to sell or exchange shares online (as well as perform other transactions).

         Note: The Vanguard funds whose shares you cannot exchange online or by telephone are Vanguard Index Funds, Vanguard Balanced Index Fund, Vanguard International Equity Index Fund, Vanguard REIT Index Fund, Vanguard Total International Stock Index Fund, and Vanguard Growth and Income Fund. If you sell shares of these funds online, you will receive a redemption check at your address of record. These funds do, however, permit online exchanges within IRAs and other retirement accounts.

Selling or Exchanging Shares by Check
You can sell shares by writing a check for $250 or more.

A Note on Large Redemptions
It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all Fund shareholders and so reserve the right to delay delivery of your redemption proceeds up to seven days if the amount will disrupt the Fund's operation or performance.
         If a shareholder redeems more than $250,000 worth of Fund shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than in cash. If payment is made in kind, the shareholder may incur brokerage commissions if the shareholder elects to sell the securities for cash.

Transferring Registration

You can transfer the registration of your Fund shares to another owner by completing a transfer form and sending it to Vanguard.

First-class mail to:                           Express or Registered mail to:
The Vanguard Group                             The Vanguard Group
P.O. Box 1110                                  455 Devon Park Drive
Valley Forge, PA 19482-1110                    Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division . . .

First-class mail to:                           Express or Registered mail to:
The Vanguard Group                             The Vanguard Group
P.O. Box 2900                                  455 Devon Park Drive
Valley Forge, PA 19482-2600                    Wayne, PA 19087-1815

Fund and Account Updates

Statements and Reports
We will send you clear, concise account and tax statements to help you keep track of your Fund account throughout the year as well as when you are preparing your income tax returns.
         In addition, you will receive financial reports about the Fund twice a year. These comprehensive reports include an assessment of the Fund's performance (and a comparison to its industry benchmark), an overview of the markets, a report from the advisers, a listing of the Fund's holdings, and other financial statements.
         To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more Fund shareholders have the same last name and address, we send just one Fund report to that address instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Investor Information Department at 1-800-662-7447.

Confirmation Statement
Sent each time you buy, sell, or exchange shares; confirms the trade date and the amount of your transaction.

Portfolio Summary
Mailed quarterly for most accounts; shows the market value of your account at the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year.

Fund Financial Reports
Mailed in February and August for this Fund.

Tax Statements
Generally mailed in January; report previous year's taxable distributions, and proceeds from the sale of shares.

Average Cost Review Statement
Issued quarterly for most taxable accounts (accompanies your Portfolio Summary); shows the average cost of shares that you redeemed during the calendar year, using the average cost single category method.

Checkwriting Statement
Sent monthly to shareholders using Vanguard's checkwriting option. Our clear, easy-to-use statement provides images of the front and back of each checkwriting draft paid in the previous month. This consolidated statement is sent instead of the original canceled drafts, which will not be returned.

[INSIDE BACK COVER]


Glossary of Investment Terms

Alternative Minimum Tax (AMT)
A separate tax system designed to ensure that individuals pay at least a minimum amount of federal income taxes. Certain securities used to fund private, for-profit activities are subject to the AMT.

Bond
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date an dto make regular interest payments until that date.

Capital Gains Distribution
Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.

Cash Reserves
Cash deposits as well as short-term bank deposits, money market instruments, U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

Dividend Income
Payment to shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

Insured Bonds
Bonds whose payments of both principal and interest are guaranteed. The insurance does not guarantee the value of the bonds, only that bond payments will be made in a timely fashion.

Investment Adviser
An organization that makes the day-to-day decisions regarding a portfolio's investments.

Maturity
The date when a bond issuer agrees to return the bond's principal, or face value, to the bond's buyer.

Municipal Bond
A bond issued by a state or local government. Dividend income from municipal bonds is generally free from federal income taxes, as well as taxes in the state in which it was issued.

Net Asset Value (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

Total Return
A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

Volatility
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

Yield
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[BACK COVER]
[Lock-up logo and return address]

For More Information
If you'd like more information about Vanguard Massachusetts High Grade Tax-Exempt Fund, the following documents are available free upon request:

Annual/Semiannual Report to Shareholders
Additional information about the Fund's investments will be available in annual and semiannual reports to shareholders once the Fund begins operations. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year.

Statement of Additional Information (SAI) The SAI provides more detailed information about the Fund.

The current SAI is incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report (once they are available) or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

The Vanguard Group
Investor Information Department
P.O. Box 2600
Valley Forge, PA 19482-1110

Telephone: 1-800-662-7447 (SHIP)
Text Telephone: 1-800-952-3335

www.vanguard.com
E-mail: online@vanguard.com

If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department
Telephone: 1-800-662-2739 (CREW)
Text Telephone: 1-800-662-2738

Information provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-800-SEC-0330. Reports and other information about the Fund are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington , DC 20549-6009.
[Fund's Investment Company Act file number]

(C) 1998 Vanguard Marketing
Corporation, Distributor.
All rights reserved.                                 P085N

                             SUBJECT TO COMPLETION
                      STATEMENT OF ADDITIONAL INFORMATION
                            DATED SEPTEMBER 17, 1998

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BUT HAS NOT YET BECOME EFFECTIVE. THE FUND MAY NOT BE SOLD, NOR MAY OFFERS TO BUY BE ACCEPTED, PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY, NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN A STATE IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF THE STATE.

                                     PART B
              VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS (the "Trust")
                       STATEMENT OF ADDITIONAL INFORMATION
                                DECEMBER __, 1998

     This Statement is not a prospectus but should be read in conjunction with the Trust's current Prospectus (dated December __, 1998). To obtain the Prospectus please call:

                        Investor Information Department
                                 1-800-662-7447


                               TABLE OF CONTENTS
                                                                           Page
                                                                           ----
Description of the Trust..............................................      B-1
Investment Objective and Policies.....................................      B-3
Massachusetts Risk Factors............................................      B-7
Yield and Total Return................................................      B-8
Share Price...........................................................      B-9
Purchase of Shares....................................................      B-9
Redemption of Shares..................................................      B-9
Dividends, Capital Gains and Taxes....................................     B-10
Investment Limitations................................................     B-10
Management of the Trust...............................................     B-12
Investment Management.................................................     B-15
Portfolio Transactions................................................     B-15
Performance Measures..................................................     B-16
Appendix A - Description of Municipal Bonds and their Ratings.........     B-19


                            DESCRIPTION OF THE TRUST
Organization

     The Trust was organized as a Delaware business trust on August 17, 1998. The Trust is registered with the United States Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") as an open-end, non-diversified management investment company. It currently offers the following series of shares:

Vanguard Massachusetts High-Grade Tax-Exempt Fund (the "Fund")

     The Trust has the ability to offer additional series or classes of shares. There is no limit on the number of full and fractional shares that the Trust may issue for a single series or class of shares.

Service Providers

     CUSTODIAN. First Union Bank, Philadelphia, PA, serves as the Fund's custodian. The custodian is responsible for maintaining the Trust's assets and keeping all necessary accounts and records.

     INDEPENDENT PUBLIC ACCOUNTANT. PricewaterhouseCoopers LLP, 30 South 17th Street, Philadelphia, Pennsylvania, 19103, serves as the Trust's independent public accountant. The accountant audits the Trusts' financial statements and provides other related services.

CHARACTERISTICS OF THE TRUST'S SHARES

     RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Trust's shares, other than the possible future termination of the Trust or any of its series. The Trust or any of its series may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the affected series. Unless terminated by reorganization or liquidation, the Trust and its series will continue indefinitely.

     SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a business trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectivley, this means that a shareholder of the Trust will not be personally liable for payment of the Trust's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Trust obligation only if the Trust itself has no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

     DIVIDEND RIGHTS. The shareholders of a series are entitled to receive any dividends or other distributions declared for such series. No shares have priority or preference over any other shares of the same series with respect to distributions. Distributions will be made from the assets of a series, and will be paid ratably to all shareholders of the series (or class) according to number of shares of such series (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the same series based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

         VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of any class or series; or (iii) the Trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove Trustees upon the written request of shareholders representing 10% or more of the Trust's net assets, and to change any fundamental policy of the Trust. Shareholders of the Trust receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the series of shares affected by a particular matter are entitled to vote on that matter. Voting rights are non-cumulative and cannot be modified without a majority vote of shareholders.

     LIQUIDATION RIGHTS. In the event of liquidation, shareholders will be entitled to receive a pro rata share of the net assets of applicable series of the Trust.

     PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Trust.

     CONVERSION RIGHTS. There are no conversion rights associated with the Trust.

         REDEMPTION PROVISIONS. The Trust's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.

     SINKING FUND PROVISIONS. The Trust has no sinking fund provisions.

     CALLS OR ASSESSMENT. The Trust's shares are fully paid and non-assessable.

TAX STATUS OF THE FUND

     The Fund qualifies as a "regulated investment company" under Subchapter M of the Internal Revenue Code. This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each series of the Trust must comply with certain requirements. If a series fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the series could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.


                       INVESTMENT OBJECTIVE AND POLICIES


     The following policies supplement the Trust's investment objective and policies set forth in the Prospectus.


     Futures Contracts and Options. The Fund may enter into bond futures contracts, options, and options on futures contracts for the following reasons: to simulate full investment, in the underlying securities while retaining a cash balance for Fund management purposes, to facilitate trading, to reduce transaction costs, or to seek higher investment returns from intermarket arbitrage opportunities when a futures contract is mispriced relative to the underlying security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency. Assets committed to futures contracts will be segregated to the extent required by law.


     Most futures contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.


     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. The Fund expects to earn interest income on its margin deposits.


     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder.


     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the market value of the underlying securities.


     Under CFTC regulations, the Fund may use futures transactions for bona fide hedging purposes only, except that the Fund may establish non-hedging futures positions if the aggregate initial margin and premiums for such positions do not exceed five percent of the value of the Fund's assets.


     Although techniques other than the sale and purchase of futures contracts could be used to control the Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Funds will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of portfolio securities.


     Restrictions on the Use of Futures Contracts. The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Fund's total assets.

     Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if, at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Fund are engaged in only for hedging purposes, the investment advisers do not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and experience a decline in the value of its portfolio securities. There is also the risk of losing the margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby prompt liquidation of future positions and subjecting some futures traders to substantial losses.

Other Types of Derivatives

         In addition to futures and options, the Fund may invest in other types of derivatives, including warrants, swap agreements and partnerships or grantor trust derivative products. Derivatives are instruments whose value is linked to or derived from an underlying security. Derivatives may be traded separately on exchanges or in the over-the-counter market, or they may be imbedded in securities. The most common imbedded derivative is the call option attached to or imbedded in a callable bond. The owner of a traditional callable bond holds a combination of a long position in a non-callable bond and a short position in a call option on that bond.

         Derivative instruments may be used individually or in combination to hedge against unfavorable changes in interest rates, or to take advantage of anticipated changes in interest rates. Derivatives may be structured with no or a high degree of leverage. When derivatives are used as hedges, the risk incurred is that the derivative instrument's value may change differently than the value of the security being hedged. This "basis risk" is generally lower than the risk associated with an unhedged position in the security being hedged. Some derivatives may entail liquidity risk, i.e., the risk that the instrument cannot be sold at a reasonable price in highly volatile markets. Leveraged derivatives used for speculation are very volatile, and therefore, very risky. However, the Fund will only utilize derivatives for hedging or arbitrage purposes, and not for speculative purposes. Over-the-counter derivatives involve a counterparty risk, i.e., the risk that the individual or institution on the other side of the agreement will not or cannot meet its obligations under the derivative agreement.

         FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. Except for transactions the Fund has identified as hedging transactions, the Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on futures held as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are imbedded to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

         In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies. It is anticipated that any net gain realized from the closing out of futures contract will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

         The Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital realized on the Fund's other investments and shareholders will be advised on the nature of the payments.

Municipal Lease Obligations

         The Fund may invest in municipal lease obligations. These securities are sometimes considered illiquid because of the inefficiency an thinness of the market in which they are traded. Under the supervision of the Fund's Board of Trustees, the Fixed Income Group may determine to treat certain municipal lease obligations as liquid, and therefore not subject to the Fund's 15% limit on illiquid securities. The factors that the Group may consider in making these liquidity determinations include: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to underwrite and make a market in the security; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and (5) factors unique to a particular security, including general credit worthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the securities will be maintained throughout the time the security is held by the Fund.

         TURNOVER RATE. While the turnover rate is not a limiting factor when management deems changes appropriate, it is anticipated that the annual turnover rate for the Fund will not normally exceed 100%. A rate of turnover of 100% could occur, for example, if all the securities held by the Fund are replaced within a period of one year.

         ILLIQUID SECURITIES. The Fund may invest in restricted, privately placed securities that, under SEC rules, may only be sold to qualified institutional buyers. Because these securities can only be resold to qualified institutional buyers, they may be considered illiquid securities - meaning that they could be difficult for the Fund to convert to cash if needed.

         The Fund will not invest more than 15% of its net assets in illiquid securities.

         If a substantial market develops for a restricted security held by the Fund, it will be treated as a liquid security, in accordance with procedures and guidelines approved by the Fund's Board of Trustees. While the Fund's investment adviser determines the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the adviser's decisions. The factors the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information on the security's issuer.

         REPURCHASE AGREEMENTS. The Fund, along with other members of the Vanguard Group, may invest in repurchase agreements with commercial banks, brokers or dealers, either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Trust's Board of Trustees monitors repurchase agreement transactions generally and has established guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement. No more than an aggregate of 15% of the Fund's net assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and in securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations.

                           MASSACHUSETTS RISK FACTORS

IN GENERAL.

ECONOMY.

FISCAL POLICY.

OTHER.

                             YIELD AND TOTAL RETURN

         The Fund had not yet commenced operations as of the date of this Statement of Additional Information.

                                  SHARE PRICE

         The Fund's share price, or "net asset value" per share, is calculated by dividing the total assets of the Fund, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of the New York Stock Exchange (the "Exchange") generally 4:00 p.m. Eastern time on each day the exchange is open for trading.

         Portfolio securities for which market quotations are readily available (includes those securities listed on national securities exchanges, as well as those quoted on the NASDAQ Stock Market) will be valued at the last quoted sales price on the day the valuation is made. Such securities which are not traded on the valuation date are valued at the mean of the bid and ask prices. Price information on exchange-listed securities is taken from the exchange where the security is primarily traded. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

         Short-term instruments (those acquired with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value.

         Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-size transactions in similar groups of securities as well as any developments related to specific securities.

         Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Board of Trustees deems in good faith to reflect fair value.

         The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard Funds.

                               PURCHASE OF SHARES

         The purchase price of shares of the Fund is the net asset value per share next determined after the order is received. The net asset value per share is calculated as of the close of the New York Stock Exchange on each day the Exchange is open for business. An order received prior to the close of the Exchange will be executed at the price computed on the date of receipt; and an order received after the close of the Exchange will be executed at the price computed on the next day the Exchange is open.

         The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Trust, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Fund's shares.

Trading Shares through Charles Schwab

         The Fund has authorized Charles Schwab & Co., Inc. ("Schwab") to accept on its behalf purchase and redemption orders under certain terms and conditions. Schwab is also authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf subject to those terms and conditions. Under this arrangement, the Fund will be deemed to have received a purchase or redemption order when Schwab or, if applicable, Schwab's authorized designee, accepts the order in accordance with the Fund's instructions. Customer orders that are properly transmitted to the Fund by Schwab, or if applicable, Schwab's authorized designee, will be priced as follows:

         Orders received by Schwab at or before o p.m. Eastern time on any business day, will be sent to Vanguard that day and your share price will be based on the Fund's net asset value calculated at the close of trading that day. Orders received by Schwab after __ p.m. Eastern time, will be sent to Vanguard on the following business day and your share price will be based on the Fund's net asset value calculated at the close of trading that day.

                              REDEMPTION OF SHARES

         The Fund may suspend redemtpion privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

         No charge is made by the Fund for redemptions. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund.

         If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of such securities so received in payment of redemptions.

         Signature Guarantees. To protect your account, the Trust and Vanguard from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Trust to verify the identity of a person who has authorized a redemption from your account. Signature guarantees are required in connection with: (1) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s); and
(2) share transfer requests. These requirements are not applicable to redemptions in Vanguard's prototype plans except in connection with: (1) distributions made when the proceeds are to be paid to someone other than the plan participant; (2) certain authorizations to effect exchanges by telephone; and (3) when proceeds are to be wired. These requirements may be waived by the Trust in certain instances.

         Signature guarantees can be obtained from a bank, broker or any other guarantor that Vanguard deems acceptable. Notaries public are not acceptable guarantors.

         The signature guarantees must appear either: (1) on the written request for redemption; or (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed.

                             INVESTMENT LIMITATIONS

         The Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (i) 67% or more of the Fund's net asset value, so long as shares representing more than 50% of the Fund's net assets value are present or represented by proxy; or (ii) more than 50% of the series' net asset value.

         Borrowing. The Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of its net assets.

         Commodities. The Fund may not invest in commodities, except that it may invest in bond futures contracts, bond options, and options on bond futures contracts.

         Diversification. With respect to 50% of its total assets, the Fund may not purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities.

         Loans. The Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed, lending its portfolio securities, or through Vanguard's interfund lending program.

         Real Estate. The Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate and bonds secured by real estate.

         Senior Securities. The Fund may not issue senior securities.

         Underwriting. The Fund may not engage in the business of underwriting securities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities.

         None of these limitations prevents the Fund from participating in The Vanguard Group ("Vanguard"). As a member of the Group, the Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See _______ for more information.

         The investment limitations set forth above are considered at the time investment securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.

                            MANAGEMENT OF THE TRUST

Trustees and Officers

         The Officers of the Trust manage its day-to-day operations and are responsible to the Trust's Board of Trustees. The Trustees set broad policies for the Fund and choose its Officers. The following is a list of the Trustees and Officers of the Trust and a statement of their present positions and principal occupations during the past five years. Each Trustee also serves as a Director of The Vanguard Group, Inc., and as a Trustee of each of the 35 investment companies administered by Vanguard (34 in the case of Mr. Malkiel). The mailing address of the Trustees and Officers of the Trust is Post Office Box 876, Valley Forge, PA 19482.

JOHN C. BOGLE, (DOB: 5/8/1929) Senior Chairman and Trustee*
Senior Chairman and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in the The Vanguard Group. Director of the Mead Corp. (Paper Products), General Accident Insurance, and Chris-Craft Industries, Inc. (Broadcasting & Plastics Manufacturer).

JOHN J. BRENNAN, (DOB: 7/29/1954) Chairman, Chief Executive Officer & Trustee* Chairman, Chief Executive Officer and Director of the The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group.

BARBARA BARNES HAUPTFUHRER, (DOB: 10/11/1928) Trustee
Director of The Great Atlantic and Pacific Tea Co. (Retail Stores), IKON Office Solutions, Inc. (Office Products), Raytheon Co. (Defense/Electronics), Knight-Ridder, Inc. (Publishing), Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; and Trustee Emerita of Wellesley College.

JOANN HEFFERNAN HEISEN, (DOB: 1/25/1950) Trustee
Vice President, Chief Information Officer, and member of the Executive Committee of Johnson and Johnson (Pharmaceuticals/Consumer Products), Director of
Johnson & Johnson*MERCK Consumer Pharmaceuticals Co., Women First HealthCare, Inc. (Research and Education Institution), Recording for the Blind and
Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BURTON G. MALKIEL, (DOB: 8/28/1932) Trustee
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co. (Investment Management), The Jeffrey Co. (Holding Company), and Southern
New England Telecommunications Co.

ALFRED M. RANKIN, (DOB: 10/8/1941) Trustee
Chairman, President, Chief Executive Officer, and Director of NACCO Industries (Machinery/Coal/Appliances); Director of The BFGoodrich Co. (Aircraft Systems/Manufacturing/Chemicals), and The Standard Products Co. (Rubber Products Company).

JOHN C. SAWHILL, (DOB: 6/12/1936) Trustee
President and Chief Executive Officer of The Nature Conservancy (Non-Profit Conservation Group); formerly, Director and Senior Partner of McKinsey & Co., and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries (Machinery/Coal/Appliances), and Newfield Exploration Co. (Energy).

JAMES O. WELCH, Jr., (DOB: 5/13/1931) Trustee
Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON, (DOB: 3/2/1936) Trustee
Chairman and Chief Executive Officer of Rohm & Haas Co. (Chemicals); Director of Cummins Engine Co. (Diesel Engine Company), and The Mead Corp. (Paper Products); and Trustee of Vanderbilt University.

RAYMOND J. KLAPINSKY, (DOB: 12/7/1938) Secretary*
Managing Director of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, (DOB: 5/21/1957) Treasurer*
Principal of The Vanguard Group, Inc.; Treasurer of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, (DOB: 9/13/1946) Controller*
Principal of The Vanguard Group, Inc.; Controller of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
*Officers of the Trust are "interested persons" as defined in the Investment Company Act of 1940.

The Vanguard Group

         Vanguard Massachusetts Tax-Exempt Funds is a member of The Vanguard Group of Investment Companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Trust and the other Trusts in Vanguard obtain at-cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard Trusts.

         Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services, furnishings and equipment. Each Trust pays its share of Vanguard's total expenses which are allocated among the funds under methods approved by the Board of Trustees of each Trust. In addition, each Trust bears its own direct expenses such as legal, auditing and custodian fees. In order to generate additional revenues for Vanguard and thereby reduce the Trusts' expenses, Vanguard also provides certain administrative services to other organizations.

         The Trust's Officers are also officers and employees of Vanguard. No officer or employee owns, or is permitted to own, any securities of any external adviser for the Trusts.

         The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-l under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines similar to, and in many cases more restrictive than, those recommended by a blue ribbon panel of mutual fund industry executives.

         Vanguard was established and operates under an Amended and Restated Funds' Service Agreement which was approved by the shareholders of each of the Trusts. The amounts which each of the Trusts have invested are adjusted from time to time in order to maintain the proportionate relationship between each Trust's relative net assets and its contribution to Vanguard's capital. At November 30, 1998, the Trust had not yet commenced operations or contributed capital to Vanguard. The Trusts' Amended and Restated Funds' Service Agreement provides as follows: (a) each Vanguard Trust may invest up to .40% of its current assets in Vanguard, and (b) there is no other limitation on the dollar amount each Vanguard Trust may contribute to Vanguard's capitalization.

         MANAGEMENT. Corporate management and administrative services include:
(1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Trusts by third parties.

         Distribution. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., provides all distribution and marketing activities for the Trusts in the Group. The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of Vanguard. The Trustees and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Trust, and whether to organize new investment companies.

         One half of the distribution expenses of a marketing and promotional nature is allocated among the Trusts based upon relative net assets. The remaining one half of those expenses is allocated among the Trusts based upon each Trust's sales for the preceding 24 months relative to the total sales of the Trusts as a Group, provided, however, that no Trust's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for Vanguard, and that no Trust shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets.

         Investment Advisory Services. Vanguard also provides investment advisory services to several Vanguard Trusts. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services.

Trustee Compensation
--------------------

         The individuals in the table on page 15 generally serve as Trustee of all Vanguard Group members, and each member pays a proportionate share of the Trustees' compensation. The members employ their officers on a shared basis, as well. However, officers are compensated by The Vanguard Group, Inc., not the members.

         Independent Trustees. The Trusts compensation their independent Trustees -- that is, the ones who are not also officers of the Trust -- in three ways:

         o The independent Trustees receive an annual fee for their service to the Funds, which is subject to reduction based on absences from scheduled Board meetings.

         o The independent Trustees are reimbursed for the travel and other expenses that they incur in attending Board meetings.

         o Upon retirement, the independent Trustees receive an aggregate annual fee of $1,000 for each year served on the Board, up to fifteen years of service. The annual fee is paid for ten years following retirement, or until the Trustees' death.

         "Interested" Trustees. The Funds' interested Trustees -- Messrs. Bogle and Brennan -- receive no compensation for their service in that capacity. However, they are paid in their role as officers of The Vanguard Group, Inc.

                             INVESTMENT MANAGEMENT

         The Fund receives all investment advisory services on an "internalized," at-cost basis from an experienced investment management staff employed directly by The Vanguard Group, Inc. ("Vanguard"), a subsidiary jointly owned by the Fund and the other Funds in The Vanguard Group of Investment Companies. The investment management staff is supervised by the Senior Officers of the Fund.

         The investment management staff is responsible for: maintaining the specified standards; making changes in specific issues in light of changes in the fundamental basis for purchasing such securities; and adjusting the Fund to meet cash inflow (or outflow), which reflects net purchases and exchanges of shares by investors (or net redemptions of shares) and reinvestment of the Fund's income.

         A change in securities held by the Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer mark-ups, underwriting commissions and other transaction costs on the sales of securities as well as on the reinvestment of the proceeds in other securities. The annual portfolio turnover rate for the Funds will be set forth under the heading "Financial Highlights" in the Funds Prospectus. The portfolio turnover rate is not a limiting factor when management deems it desirable to sell or purchase securities. It is impossible to predict whether or not the portfolio turnover rate in future years will vary significantly from the rates in recent years.

                             PORTFOLIO TRANSACTIONS

How Transactions Are Effected

         The types of securities in which the Fund invests are generally purchased and sold through principal transactions, meaning that the Fund normally purchases securities directly from the issuer or a primary market-maker acting as principal for the securities on a net basis. Brokerage commissions are not paid on these transactions, although the purchase price for securities usually includes an undisclosed compensation. Purchases from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers typically include a dealer's mark-up (i.e., a spread between the bid and the asked prices).

How Brokers and Dealers are Selected

         Vanguard's Fixed Income Group chooses brokers or dealers to handle the purchase and sale of the Fund's securities, and is responsible for getting the best available price and most favorable execution for all transactions. When the Fund purchases a newly issued security at a fixed price, the Group may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the Fund to offset their management expenses. The Group is required to seek best execution of all transactions and is not authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction solely on account of the receipt of research or other services.

How the Reasonableness of Brokerage Commissions is Evaluated

         As previously explained, the types of securities that the Fund's purchases do not normally involve the payment of brokerage commissions. If any brokerage commissions are paid, however, the Fixed Income Group will evaluate their reasonableness by considering: (a) historical commission rates; (b) rates which other institutional investors are paying, based upon publicly available information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.

         Some securities considered for investment by the Fund may also be appropriate for other funds or clients served by the investment advisers. If purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other funds or clients served by the investment advisers are considered at or about the same time, transactions in such securities will be allocated among the Fund and the several funds and clients in a manner deemed equitable by the respective investment adviser. Although there will be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Trust's Board of Trustees.

                              PERFORMANCE MEASURES

         Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

         Each of the investment company members of The Vanguard Group, including Vanguard World Fund, may from time to time, use one or more of the following unmanaged indexes for comparative performance purposes.

         Standard & Poor's 500 Composite Stock Price Index -- is a well diversified list of 500 companies representing the U.S. Stock Market.

         Standard & Poor's MidCap 400 Index -- is composed of 400 medium sized domestic stocks.

     Standard & Poor's Small Cap 600/BARRA Value Index -- contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.


     Standard & Poor's Small Cap 600/BARRA Growth Index -- contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

     Russell 1000 Value Index -- consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

     Wilshire 5000 Equity Index -- consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

     Wilshire 4500 Equity Index -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

     Russell 3000 Stock Index -- a diversified portfolio of approximately 3,000 common stocks accounting for over 90% of the market value of publicly traded stocks in the U.S.

     Russell 2000 Stock Index -- composed of the 2,000 smallest stocks contained in the Russell 3000, representing approximately 7% of the Russell 3000 total market capitalization.

     Russell 2000(R) Value Index -- contains stocks from the Russell 2000 Index with a less-than-average growth orientation.

     Morgan Stanley Capital International EAFE Index -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australasia and the Far East.

     Goldman Sachs 100 Convertible Bond Index -- currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

     Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

     Salomon Brothers High-Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     Lehman Long-Term Treasury Bond -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

     Merrill Lynch Corporate & Government Bond -- consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.

     Lehman Corporate (Baa) Bond Index -- all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

     Lehman Brothers Long-Term Corporate Bond Index -- is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.

     Bond Buyer Municipal Bond Index -- is a yield index on current coupon high-grade general obligation municipal bonds.

     Standard & Poor's Preferred Index -- is a yield index based upon the average yield of four high-grade, non-callable preferred stock issues.

     NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     Composite Index -- 70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

     Composite Index -- 65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

     Composite Index -- 65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).

     Lehman Long-Term Corporate AA or Better Bond Index -- consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

     Lehman Brothers Aggregate Bond Index -- is a market weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated Baa -- or better. The Index has a market value of over $4 trillion.

     Lehman Brothers Mutual Fund Short (1-5) Government/Corporate Index -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB -- or better with maturities between 1 and 5 years. The index has a market value of over $1.6 trillion.

     Lehman Brothers Mutual Fund Intermediate (5-10) Government/Corporate Index -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB -- or better with maturities between 5 and 10 years. The index has a market value of over $700 billion.

     Lehman Brothers Long (10+) Government/Corporate Index -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB -- or better with maturities greater than 10 years. The index has a market value of over $900 billion.

     Lipper Small Company Growth Fund Average -- the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)

     Lipper Balanced Fund Average -- an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

     Lipper Non-Government Money Market Fund Average -- an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

     Lipper Government Money Market Fund Average -- an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Analtyical Services, Inc.

         APPENDIX A -- DESCRIPTION OF MUNICIPAL BONDS AND THEIR RATINGS

         MUNICIPAL BONDS -- GENERAL. Municipal Bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal Bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loan to other public institutions and facilities.

         The two principal classifications of Municipal Bonds are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Fund may also invest in tax-exempt industrial development bonds, short-term municipal obligations, demand notes and tax-exempt commercial papers.

         Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and Short-Term Discount Notes.

         Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay in its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. The demand notes in which the Fund will invest are payable on not more than 397 days' notice. Each note purchased by the Fund will meet the quality criteria set out above for the Fund.

         The yields of Municipal Bonds depend on, among other things, general money market conditions, conditions in the Municipal Bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent their opinions of the quality of the Municipal Bonds rated by them. It should be emphasized that such ratings are general and are not absolute stands of quality. Consequently, Municipal Bonds with the same maturity, coupon and rating may have different yields, while Municipal Bonds of the same maturity and coupon, but with different ratings may have the same yield. It will be the responsibility of the investment management staff to appraise independently the fundamental quality of the bonds held by the Fund.

         The Portfolios may purchase Municipal Bonds subject to so-called "demand features." In such cases the Portfolio may purchase a security that is nominally long-term but has many of the features of shorter-term securities. By virtue of this demand feature, the security will be deemed to have a maturity date that is earlier than its stated maturity date.

         From time to time proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Fund to achieve its investment objective. In that event, the Fund's Trustees and Officers would reevaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies.

         Similarly, from time to time proposals have been introduced before State and local legislatures to restrict or eliminate the State and local income tax exemption for interest on Municipal Bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of each Portfolio to achieve its respective investment objective. In that event, the Fund's Trustees and Officers would reevaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies. (For more information please refer to "Risk Factors" on page B-7.)

         RATINGS. Excerpts from Moody's Investors Service, Inc.'s Municipal Bond ratings: Aaa -- judged to be of the "best quality" and are referred to as "gilt edge"; interest payments are protected by a large or by an exceptionally stable margin and principal is secure; Aa -- judged to be of "high quality by all standards" but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa-rated Municipal Bonds; together with Aaa group they comprise what are generally know as "high grade bonds"; A -- possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A-rated Municipal Bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa -- considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba -- protection of principal and interest payments may be very moderate; judged to have speculative elements; their future cannot be considered as well-assured; B -- lack characteristics of a desirable investment; assurance of interest and principal payments over any long period of time may be small; Caa -- poor standing; may be in default or there may be present elements of danger with respect to principal and interest; Ca -- speculative in a high degree; often in default; C -- lowest rated class of bonds; issues so rated can be regarded as having extremely poor prospects for ever attaining any real investment standing.

         Description of Moody's ratings of state and municipal notes: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). Symbols used will be as follows:
MIG-1 -- Best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both; MIG-2 -- High quality with margins of protection ample although not so large as in the preceding group.

         Description of Moody's highest commercial paper rating: Prime-1 ("P-1") -- Judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.

         Excerpts from Standard & Poor's Corporation's Municipal Bond ratings:
AAA -- has the highest rating assigned by S&P; extremely strong capacity to pay principal and interest; AA -- has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree; A -- has a strong capacity to pay principal and interest, although somewhat more susceptible to the adverse changes in circumstances and economic conditions; BBB -- regarded as having an adequate capacity to pay principal and interest; normally exhibit adequate protection parameters but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in A category; BB -- B - CCC -- CC predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of obligation; BB is being paid; D -- in default, and payment of principal and/or interest is in arrears.

         The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Excerpt from Standard & Poor's Corporation's rating of municipal note issues: SP-1+ -- very strong capacity to pay principal and interest; SP-1 -- strong capacity to pay principal and interest.

         Description of S&P's highest commercial papers ratings: A-1+ -- This designation indicates the degree of safety regarding timely payment is overwhelming. A-1 -- This designation indicates the degree of safety regarding timely payment is very strong.

                                     PART C

                    VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS

                               OTHER INFORMATION


Item 23. Exhibits

Exhibit    Description
-------    -----------
(a)        Declaration of Trust*
(b)        By-Laws*
(c)        Not Applicable
(d)        Not Applicable
(e)        Not Applicable
(f) Reference is made to the section entitled "Management of the Trust" in Part B of this Registration Statement
(g)        Form of Custodian Agreement**
(h)        Form of Amended and Restated Funds' Service Agreement**
(i)        Legal Opinion**
(j)        Not Applicable
(k)        Not Applicable
(l)        Not Applicable
(m)        Not Applicable
(n)        Not Applicable
(o)        Not Applicable

-------------
*  Filed Herewith
** To Be Filed

Item 24. Persons Controlled by or Under Common Control with the Fund

      Registrant is not controlled by or under common control with any person.

Item 25. Indemnification

      The Registrant's organizational documents contain provisions indemnifying Trustees and Officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and Officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or Officer. However, this provision does not cover any liability to which a Trustee or Officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and Officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee's or Officer's office with the Registrant.

Item 26. Business and Other Connections of the Investment Adviser

      The Vanguard Group, Inc. ("Vanguard"), is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The list required by this Item 26 of officers and directors of Vanguard, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules B and D of Form ADV filed by Vanguard pursuant to the Advisers Act (SEC File
No. 801-11953).

Item 27. Principal Underwriters

      (a) Not Applicable
      (b) Not Applicable
      (c) Not Applicable

Item 28. Location of Accounts and Records

      All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of the Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc., Valley Forge, Pennsylvania 19482; and the Registrant's custodian, First Union Bank, Philadelphia, PA.

Item 29. Management Services

      Other than as set forth under the description of The Vanguard Group in Parts A and B of this Registration Statement, Registrant is not a party to any management-related service contract.

Item 30. Undertakings

      Not Applicable

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 17th day of September, 1998.

                                   VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS


                                   BY:          (signature)
                                      -------------------------------------
                                            Raymond J. Klapinsky
                                                  Trustee

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

        Signature                      Title                      Date
       -----------                     -----                      ----

BY: /s/ Raymond J. Klapinsky     Raymond J. Klapinsky,       September 17, 1998
    ------------------------     Trustee


BY: /s/ Richard F. Hyland        Richard F. Hyland,          September 17, 1998
    ------------------------     Trustee

                                 EXHIBIT INDEX

DECLARATION OF TRUST................................................  EXHIBIT A
BY-LAWS ............................................................  EXHIBIT B

                                                                       Exhibit A


                       AGREEMENT AND DECLARATION OF TRUST

                                       of

                     VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS

                            a Delaware Business Trust





                          Principal Place of Business:

                             100 Vanguard Boulevard
                           Malvern, Pennsylvania 19355

                       AGREEMENT AND DECLARATION OF TRUST

                                       OF

                     VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS



                  WHEREAS, this AGREEMENT AND DECLARATION OF TRUST is made and entered into as of the date set forth below by the Trustees named hereunder for the purpose of forming a Delaware business trust in accordance with the provisions hereinafter set forth,

                  NOW, THEREFORE, the Trustees hereby direct that a Certificate of Trust be filed with the Office of the Secretary of State of the State of Delaware and do hereby declare that the Trustees will hold IN TRUST all cash, securities and other assets which the Trust now possesses or may hereafter acquire from time to time in any manner and manage and dispose of the same upon the following terms and conditions for the pro rata benefit of the holders of Shares in this Trust.


                                   ARTICLE I.

                              Name and Definitions

                  Section 1. Name. This trust shall be known as "VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS" and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

                  Section 2. Definitions. Whenever used herein, unless otherwise required by the context or specifically provided:

                  (a) The "Trust" refers to the Delaware business trust established by this Agreement and Declaration of Trust, as amended from time to time;

                  (b) The "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust;

                  (c) "Trustees" refers to the persons who have signed this Agreement and Declaration of Trust, so long as they continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly elected or appointed to serve on the Board of Trustees in accordance with the provisions hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in their capacity as trustees hereunder;

                  (d) "Shares" means the shares of beneficial interest into which the beneficial interest in the Trust shall be divided from time to time and includes fractions of Shares as well as whole Shares;

                  (e) "Shareholder" means a record owner of outstanding Shares;

                  (f) "Person" means and includes individuals, corporations, partnerships, trusts, foundations, plans, associations, joint ventures, estates and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof, whether domestic or foreign;

                  (g) The "1940 Act" refers to the Investment Company Act of 1940 and the Rules and Regulations thereunder, all as amended from time to time. References herein to specific sections of the 1940 Act shall be deemed to include such Rules and Regulations as are applicable to such sections as determined by the Trustees or their designees;

                  (h) The terms "Commission" and "Principal Underwriter" shall have the respective meanings given them in Section 2(a)(7) and Section
(2)(a)(29) of the 1940 Act;

                  (i) "Declaration of Trust" shall mean this Agreement and Declaration of Trust, as amended or restated from time to time;

                  (j) "By-Laws" shall mean the By-Laws of the Trust as amended from time to time;

                  (k) The term "Interested Person" has the meaning given it in
Section 2(a)(19) of the 1940 Act;

                  (l) "Investment Adviser" or "Adviser" means a party furnishing services to the Trust pursuant to any contract described in Article IV, Section 7(a) hereof;

                  (m) "Series" refers to each Series of Shares established and designated under or in accordance with the provisions of Article III.

                                   ARTICLE II.

                                Purpose of Trust

                  The purpose of the Trust is to conduct, operate and carry on the business of a management investment company registered under the 1940 Act through one or more Series investing primarily in securities.

                                  ARTICLE III.

                                     Shares

                  Section 1. Division of Beneficial Interest. The beneficial interest in the Trust shall at all times be divided into an unlimited number of Shares, with a par value of $ .001 per Share. The Trustees may authorize the division of Shares into separate Series and the division of Series into separate classes of Shares. The different Series shall be established and designated, and the variations in the relative rights and preferences as between the different Series shall be fixed and determined, by the Trustees. If only one Series shall be established, the Shares shall have the rights and preferences provided for herein and in Article III, Section 6 hereof to the extent relevant and not otherwise provided for herein.

                  Subject to the provisions of Section 6 of this Article III, each Share shall have voting rights as provided in Article V hereof, and holders of the Shares of any Series shall be entitled to receive dividends, when, if and as declared with respect thereto in the manner provided in Article VI, Section 1 hereof. No Share shall have any priority or preference over any other Share of the same Series with respect to dividends or distributions of the Trust or otherwise. All dividends and distributions shall be made ratably among all Shareholders of a Series (or class) from the assets held with respect to such Series according to the number of Shares of such Series (or class) held of record by such Shareholders on the record date for any dividend or distribution or on the date of termination of the Trust, as the case may be. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or any Series. The Trustees may from time to time divide or combine the Shares of a Series into a greater or lesser number of Shares of such Series without thereby materially changing the proportionate beneficial interest of such Shares in the assets held with respect to that Series or materially affecting the rights of Shares of any other Series.

                  Section 2. Ownership of Shares. The ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of each Series. No certificates evidencing the ownership of Shares shall be issued except as the Board of Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the transfer of Shares of each Series (or class) and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to the identity of the Shareholders of each Series and as to the number of Shares of each Series held from time to time by each Shareholder.

                  Section 3. Investments in the Trust. Investments may be accepted by the Trust from such Persons, at such times, on such terms, and for such consideration as the Trustees from time to time may authorize. Each investment shall be credited to the Shareholder's account in the form of full and fractional Shares of the Trust, in such Series (or class) as the purchaser shall select, at the net asset value per Share next determined for such Series (or class) after receipt of the investment; provided, however, that the Trustees may, in their sole discretion, impose a sales charge or reimbursement fee upon investments in the Trust.

                  Section 4. Status of Shares and Limitation of Personal Liability. Shares shall be deemed to be personal property giving only the rights provided in this instrument and the By-Laws of the Trust. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof. The death of a Shareholder during the existence of the Trust shall not operate to terminate the Trust, nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but shall entitle such representative only to the rights of said deceased Shareholder under this Declaration of Trust. Ownership of Shares shall not entitle a Shareholder to any title in or to the whole or any part of the Trust Property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders as partners or joint venturers. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time agree to pay.

                  Section 5. Power of Board of Trustees to Change Provisions Relating to Shares. Notwithstanding any other provision of this Declaration of Trust to the contrary, and without limiting the power of the Board of Trustees to amend the Declaration of Trust as provided elsewhere herein, the Board of Trustees shall have the power to amend this Declaration of Trust, at any time and from time to time, in such manner as the Board of Trustees may determine in their sole discretion, without the need for Shareholder action, so as to add to, delete, replace or otherwise modify any provisions relating to the Shares contained in this Declaration of Trust, provided that before adopting any such amendment without Shareholder approval the Board of Trustees shall determine that it is consistent with the fair and equitable treatment of all Shareholders and that Shareholder approval is not required by the 1940 Act or other applicable law. If Shares have been issued, Shareholder approval shall be required to adopt any amendments to this Declaration of Trust which would adversely affect to a material degree the rights and preferences of the Shares of any Series (or class) or to increase or decrease the par value of the Shares of any Series (or class).

                  Section 6. Establishment and Designation of Shares. The establishment and designation of any Series (or class) of Shares shall be effective upon the adoption by a majority of the Trustees, of a resolution which sets forth such establishment and designation and the relative rights and preferences of such Series (or class). Each such resolution shall be incorporated herein by reference upon adoption.

                  Shares of each Series (or class) established pursuant to this
Section 6, unless otherwise provided in the resolution establishing such Series, shall have the following relative rights and preferences:

                 (a) Assets Held with Respect to a Particular Series. All consideration received by the Trust for the issue or sale of Shares of a Series, including dividends and distributions paid by, and reinvested in, such Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably be held with respect to that Series for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as "assets held with respect to" that Series. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments which are not readily identifiable as assets held with respect to any particular Series (collectively "General Assets"), the Trustees shall allocate such General Assets to, between or among any one or more of the Series in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable, and any General Asset so allocated to a particular Series shall be held with respect to that Series. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes in absence of manifest error.

                  (b) Liabilities Held with Respect to a Particular Series. The assets of the Trust held with respect to each Series shall be charged with the liabilities of the Trust with respect to such Series and all expenses, costs, charges and reserves attributable to such Series, and any general liabilities of the Trust which are not readily identifiable as being held in respect of a Series shall be allocated and charged by the Trustees to and among any one or more Series in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges, and reserves so charged to a Series are herein referred to as "liabilities held with respect to" that Series. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the holders of all Series for all purposes in absence of manifest error. All Persons who have extended credit which has been allocated to a particular Series, or who have a claim or contract which has been allocated to a Series, shall look exclusively to the assets held with respect to such Series for payment of such credit, claim, or contract. In the absence of an express agreement so limiting the claims of such creditors, claimants and contracting parties, each creditor, claimant and contracting party shall be deemed nevertheless to have agreed to such limitation unless an express provision to the contrary has been incorporated in the written contract or other document establishing the contractual relationship.

                  (c) Dividends, Distributions, Redemptions, and Repurchases. No dividend or distribution including, without limitation, any distribution paid upon termination of the Trust or of any Series (or class) with respect to, or any redemption or repurchase of, the Shares of any Series (or class) shall be effected by the Trust other than from the assets held with respect to such Series, nor shall any Shareholder of any Series otherwise have any right or claim against the assets held with respect to any other Series except to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series. The Trustees shall have full discretion to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders in absence of manifest error.

                  (d) Voting. All Shares of the Trust entitled to vote on a matter shall vote without differentiation between the separate Series on a one-vote-per-each dollar (and a fractional vote for each fractional dollar) of the net asset value of each share (including fractional shares) basis; provided however, if a matter to be voted on affects only the interests of not all Series (or class of a Series), then only the Shareholders of such affected Series (or class) shall be entitled to vote on the matter.

                  (e) Equality. All the Shares of each Series shall represent an equal proportionate undivided interest in the assets held with respect to such Series (subject to the liabilities of such Series and such rights and preferences as may have been established and designated with respect to classes of Shares within such Series), and each Share of a Series shall be equal to each other Share of such Series.

                  (f) Fractions. Any fractional Share of a Series shall have proportionately all the rights and obligations of a whole share of such Series, including rights with respect to voting, receipt of dividends and distributions and redemption of Shares.

                  (g) Exchange Privilege. The Trustees shall have the authority to provide that the holders of Shares of any Series shall have the right to exchange such Shares for Shares of one or more other Series in accordance with such requirements and procedures as may be established by the Trustees.

                  (h) Combination of Series. The Trustees shall have the authority, without the approval of the Shareholders of any Series unless otherwise required by applicable law, to combine the assets and liabilities held with respect to any two or more Series into assets and liabilities held with respect to a single Series.

                  (i) Elimination of Series. At any time that there are no Shares outstanding of a Series (or class), the Trustees may abolish such Series (or class).

                                   ARTICLE IV.

                              The Board of Trustees

                  Section 1. Number, Election and Tenure. The number of Trustees constituting the Board of Trustees shall be fixed from time to time by a written instrument signed, or by resolution approved at a duly constituted meeting, by a majority of the Board of Trustees, provided, however, that the number of Trustees shall in no event be less than one (1) nor more than fifteen (15). Subject to the requirements of Section 16(a) of the 1940 Act, the Board of Trustees, by action of a majority of the then Trustees at a duly constituted meeting, may fill vacancies in the Board of Trustees and remove Trustees with or without cause. Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed. Any Trustee may resign at any time by written instrument signed by him and delivered to any officer of the Trust or to a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages or other payment on account of such removal. Any Trustee may be removed at any meeting of Shareholders by a vote of two-thirds of the total combined net asset value of all Shares of the Trust issued and outstanding. A meeting of Shareholders for the purpose of electing or removing one or more Trustees may be called (i) by the Trustees upon their own vote, or (ii) upon the demand of Shareholders owning 10% or more of the Shares of the Trust in the aggregate.

                  Section 2. Effect of Death, Resignation, etc. of a Trustee. The death, declination, resignation, retirement, removal, or incapacity of one or more Trustees, or all of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust. Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled as provided in Article IV, Section 1, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration of Trust.

                  Section 3. Powers. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Board of Trustees, and such Board shall have all powers necessary or convenient to carry out that responsibility including the power to engage in transactions of all kinds on behalf of the Trust. Trustees, in all instances, shall act as principals and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts, documents and instruments that they may consider desirable, necessary or appropriate in connection with the administration of the Trust. Without limiting the foregoing, the Trustees may: adopt, amend and repeal By-Laws not inconsistent with this Declaration of Trust providing for the regulation and management of the affairs of the Trust; elect and remove such officers and appoint and terminate such agents as they consider appropriate; appoint from their own number and establish and terminate one or more committees consisting of two or more Trustees who may exercise the powers and authority of the Board of Trustees to the extent that the Trustees determine; employ one or more custodians of the assets of the Trust and may authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank, retain a transfer agent or a shareholder servicing agent, or both; provide for the issuance and distribution of Shares by the Trust directly or through one or more Principal Underwriters or otherwise; redeem, repurchase and transfer Shares pursuant to applicable law; set record dates for the determination of Shareholders with respect to various matters; declare and pay dividends and distributions to Shareholders of each Series from the assets of such Series; establish from time to time, in accordance with the provisions of Article III,
Section 6 hereof, any Series of Shares, each such Series to operate as a separate and distinct investment medium and with separately defined investment objectives and policies and distinct investment purpose; and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian, transfer or shareholder servicing agent, Investment Manager or Principal Underwriter. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration of Trust, the presumption shall be in favor of a grant of power to the Trustees and unless otherwise specified herein or required by the 1940 Act or other applicable law, any action by the Board of Trustees shall be deemed effective if approved or taken by a majority of the Trustees then in office or a majority of any duly constituted committee of Trustees. Any action required or permitted to be taken at any meeting of the Board of Trustees, or any committee thereof, may be taken without a meeting if all members of the Board of Trustees or committee (as the case may be) consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the Board of Trustees, or committee, except as otherwise provided in the 1940 Act.

                  Without limiting the foregoing, the Trust shall have power and authority:

                  (a) To invest and reinvest cash and cash items, to hold cash uninvested, and to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, write options on, lend or otherwise deal in or dispose of contracts for the future acquisition or delivery of all types of securities, futures contracts and options thereon, and forward currency contracts of every nature and kind, including, without limitation, all types of bonds, debentures, stocks, preferred stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers' acceptances, and other securities of any kind, issued, created, guaranteed, or sponsored by any and all Persons, including, without limitation, states, territories, and possessions of the United States and the District of Columbia and any political subdivision, agency, or instrumentality thereof, any foreign government or any political subdivision of the U.S. Government or any foreign government, or any international instrumentality or organization, or by any bank or savings institution, or by any corporation or organization organized under the laws of the United States or of any state, territory, or possession thereof, or by any corporation or organization organized under any foreign law, or in "when issued" contracts for any such securities, futures contracts and options thereon, and forward currency contracts, to change the investments of the assets of the Trust; and to exercise any and all rights, powers, and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons, to exercise any of said rights, powers, and privileges in respect of any of said instruments;

                 (b) To sell, exchange, lend, pledge, mortgage, hypothecate, lease, or write options with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust or any Series;

                  (c) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

                  (d) To exercise powers and right of subscription or otherwise which in any manner arise out of ownership of securities;

                  (e) To hold any security or property in a form not indicating that it is trust property, whether in bearer, unregistered or other negotiable form, or in its own name or in the name of a custodian or subcustodian or a nominee or nominees or otherwise or to authorize the custodian or a subcustodian or a nominee or nominees to deposit the same in a securities depository, subject in each case to the applicable provisions of the 1940 Act;

                  (f) To consent to, or participate in, any plan for the reorganization, consolidation or merger of any corporation or issuer of any security which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security held in the Trust;

                  (g) To join with other security holders in acting through a committee, depository, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depository or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depository or trustee as the Trustees shall deem proper;

                  (h) To litigate, compromise, arbitrate, settle or otherwise adjust claims in favor of or against the Trust or a Series, or any matter in controversy, including but not limited to claims for taxes;

                  (i) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

                  (j) To borrow funds or other property in the name of the Trust or Series exclusively for Trust purposes;

                  (k) To endorse or guarantee the payment of any notes or other obligations of any Person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof;

                  (l) To purchase and pay for entirely out of Trust Property such insurance as the Trustees may deem necessary, desirable or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust or payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, Investment Manager, principal underwriters, or independent contractors of the Trust, individually against all claims and liabilities of every nature arising by reason of holding Shares, holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such Person as Trustee, officer, employee, agent, Investment Manager, Principal Underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such Person against liability; and

                  (m) To adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust.

                  The Trust shall not be limited to investing in obligations maturing before the possible termination of the Trust or one or more of its Series. The Trust shall not in any way be bound or limited by any present or future law or custom in regard to investment by fiduciaries. The Trust shall not be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.

                  Section 4. Payment of Expenses by the Trust. Subject to the provisions of Article III, Section 6(b), the Trustees are authorized to pay or cause to be paid out of the principal or income of the Trust or Series, or partly out of the principal and partly out of income, and to charge or allocate the same to, between or among such one or more of the Series that may be established or designated pursuant to Article III, Section 6, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust or Series, or in connection with the management thereof, including, but not limited to, the Trustees' compensation and such expenses and charges for the services of the Trust's officers, employees, Investment Manager^, Principal Underwriter, auditors, counsel, custodian, transfer agent, Shareholder servicing agent, and such other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur.

                  Section 5. Ownership of Assets of the Trust. Title to all of the assets of the Trust shall at all times be considered as vested in the Trust, except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person as nominee, on such terms as the Trustees may determine. Upon the resignation, incompetency, bankruptcy, removal, or death of a Trustee he or she shall automatically cease to have any such title in any of the Trust Property, and the title of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered. The Trustees may determine that the Trust or the Trustees, acting for and on behalf of the Trust, shall be deemed to hold beneficial ownership of any income earned on the securities owned by the Trust, whether domestic or foreign.

                  Section 6.  Service Contracts.

                  (a) The Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory, management and/or administrative services for the Trust or for any Series with any Person; and any such contract may contain such other terms as the Trustees may determine, including without limitation, authority for the Investment Adviser to determine from time to time without prior consultation with the Trustees what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust's investments, and such other responsibilities as may specifically be delegated to such Person.

                  (b) The Trustees may also, at any time and from time to time, contract with any Persons, appointing such Persons exclusive or nonexclusive distributor or Principal Underwriter for the Shares of one or more of the Series or other securities to be issued by the Trust. Every such contract may contain such other terms as the Trustees may determine.

                  (c) The Trustees are also empowered, at any time and from time to time, to contract with any Persons, appointing such Person(s) to serve as custodian(s), transfer agent and/or shareholder servicing agent for the Trust or one or more of its Series. Every such contract shall comply with such terms as may be required by the Trustees.

                  (d) The Trustees are further empowered, at any time and from time to time, to contract with any Persons to provide such other services to the Trust or one or more of the Series, as the Trustees determine to be in the best interests of the Trust and the applicable Series.

                  (e) The fact that:

                      (i) any of the Shareholders, Trustees, or officers of the
                  Trust is a shareholder, director, officer, partner, trustee, employee, Manager, adviser, Principal Underwriter, distributor, or affiliate or agent of or for any Person with which an advisory, management or administration contract, or Principal Underwriter's or distributor's contract, or transfer, shareholder servicing or other type of service contract may be made, or that

                     (ii) any Person with which an advisory, management or
                  administration contract or Principal Underwriter's or distributor's contract, or transfer, shareholder servicing or other type of service contract may be made also has an advisory, management or administration contract, or principal underwriter's or distributor's contract, or transfer, shareholder servicing or other service contract, or has other business or interests with any other Person, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same, or create any liability or accountability to the Trust or its Shareholders, provided approval of each such contract is made pursuant to the applicable requirements of the 1940 Act.

                                   ARTICLE V.

                    Shareholders' Voting Powers and Meetings

                  Section 1. Voting Powers. Subject to the provisions of Article III, Sections 5 and 6(d), the Shareholders shall have right to vote only (i) for the election or removal of Trustees as provided in Article IV, Section 1, and
(ii) with respect to such additional matters relating to the Trust as may be required by the applicable provisions of the 1940 Act, including Section 16(a) thereof, and (iii) on such other matters as the Trustees may consider necessary or desirable. Each shareholder shall have one vote for each dollar (and a fractional vote for each fractional dollar) of the net asset value of each share (including fractional shares) held by such shareholder on the record date on each matter submitted to a vote at a meeting of shareholders. For purposes of this section, net asset value shall be determined pursuant to Section 3 of
Article VIII of the Trustee's Bylaws as of the record date for such meeting set pursuant to Section 5 of such Bylaws. There shall be no cumulative voting in the election of Trustees. Votes may be made in person or by proxy. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger.

                  Section 2. Voting Power and Meetings. Meetings of the Shareholders may be called by the Trustees for the purposes described in Section 1 of this Article V. A meeting of Shareholders may be held at any place designated by the Trustees. Written notice of any meeting of Shareholders shall be given or caused to be given by the Trustees by delivering personally or mailing such notice not more than ninety (90), nor less than ten (10) days before such meeting, postage prepaid, stating the time and place of the meeting, to each Shareholder at the Shareholder's address as it appears on the records of the Trust. Whenever notice of a meeting is required to be given to a Shareholder under this Declaration of Trust, a written waiver thereof, executed before or after the meeting by such Shareholder or his or her attorney thereunto authorized and filed with the records of the meeting, or actual attendance at the meeting of Shareholders in person or by proxy, shall be deemed equivalent to such notice.

                  Section 3. Quorum and Required Vote. Except as otherwise provided by the Investment Company Act of 1940 or in the Trust's Declaration of Trust, at any meeting of shareholders, the presence in person or by proxy of the holders of record of Shares issued and outstanding and entitled to vote representing more than fifty percent of the total combined net asset value of all Shares issued and outstanding and entitled to vote shall constitute a quorum for the transaction of any business at the meeting. Any meeting of Shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. Subject to the provisions of Article III, Section 6(d) and the applicable provisions of the 1940 Act, when a quorum is present at any meeting, a majority vote of the combined net asset value of all shares issued outstanding and shall decide any questions except only a plurality vote shall be necessary to elect Trustees.

                  Section 4. Action by Written Consent. Any action taken by Shareholders may be taken without a meeting if all the holders of Shares entitled to vote on the matter are provided with not less than 7 days written notice thereof and written consent to the action is filed with the records of the meetings of Shareholders by the holders of the number of votes that would be required to approve the matter as provided in Article V, Section 3. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

                  Section 5. Record Dates. For the purpose of determining the Shareholders who are entitled to vote or act at any meeting or any adjournment thereof, the Trustees may fix a time, which shall be not more than ninety (90) nor less than ten (10) days before the date of any meeting of Shareholders, as the record date for determining the Shareholders having the right to notice of and to vote at such meeting and any adjournment thereof, and in such case only Shareholders of record on such record date shall have such right, notwithstanding any transfer of shares on the books of the Trust after the record date. For the purpose of determining the Shareholders who are entitled to receive payment of any dividend or of any other distribution, the Trustees may fix a date, which shall be before the date for the payment of such dividend or distribution, as the record date for determining the Shareholders having the right to receive such dividend or distribution. Nothing in this Section shall be construed as precluding the Trustees from setting different record dates for different Series.

                                   ARTICLE VI.

                 Net Asset Value, Distributions, and Redemptions

                  Section 1. Determination of Net Asset Value, Net Income, and Distributions. Subject to Article III, Section 6 hereof, the Trustees, in their absolute discretion, may prescribe and shall set forth in the By-laws or in a duly adopted resolution of the Trustees such bases and time for determining the per Share net asset value of the Shares of any Series and the declaration and payment of dividends and distributions on the Shares of any Series, as they may deem necessary or desirable.

                  Section 2. Redemptions and Repurchases. The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon receipt by the Trust or a Person designated by the Trust that the Trust redeem such Shares or in accordance with such procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof, in accordance with the By-Laws and the applicable provisions of the 1940 Act. Payment for said Shares shall be made by the Trust to the Shareholder within seven days after the date on which the request for redemption is received in proper form. The obligation set forth in this Section 2 is subject to the provision that in the event that any time the New York Stock Exchange (the "Exchange") is closed for other than weekends or holidays, or if permitted by the Rules of the Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of the investments of the applicable Series or to determine fairly the value of the net assets held with respect to such Series or during any other period permitted by order of the Commission for the protection of investors, such obligations may be suspended or postponed by the Trustees.

                  The redemption price may in any case or cases be paid in cash or wholly or partly in kind in accordance with Rule 18f-1 under the 1940 Act if the Trustees determine that such payment is advisable in the interest of the remaining Shareholders of the Series of which the Shares are being redeemed. Subject to the foregoing, the selection and quantity of securities or other property so paid or delivered as all or part of the redemption price shall be determined by or under authority of the Trustees. In no case shall the Trust be liable for any delay of any corporation or other Person in transferring securities selected for delivery as all or part of any payment in kind.

                  Section 3. Redemptions at the Option of the Trust. The Trust shall have the right, at its option, upon 30 days notice to the affected Shareholder at any time to redeem Shares of any Shareholder at the net asset value thereof as described in Section 1 of this Article VI: (i) if at such time such Shareholder owns Shares of any Series having an aggregate net asset value of less than a minimum value determined from time to time by the Trustees; or
(ii) to the extent that such Shareholder owns Shares of a Series equal to or in excess of a maximum percentage of the outstanding Shares of such Series determined from time to time by the Trustees; or (iii) to the extent that such Shareholder owns Shares equal to or in excess of a maximum percentage, determined from time to time by the Trustees, of the outstanding Shares of the Trust.

                  Section 4. Transfer of Shares. The Trust shall transfer shares held of record by any Person to any other Person upon receipt by the Trust or a Person designated by the Trust of a written request therefore in such form and pursuant to such procedures as may be approved by the Trustees.

                                  ARTICLE VII.

                    Compensation and Limitation of Liability

                  Section 1. Compensation of Trustees. The Trustees as such shall be entitled to reasonable compensation from the Trust, and they may fix the amount of such compensation from time to time. Nothing herein shall in any way prevent the employment of any Trustee to provide advisory, management, legal, accounting, investment banking or other services to the Trust and to be specially compensated for such services by the Trust.

                  Section 2. Indemnification and Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, subject to the provisions of the Bylaws, the Trust out of its assets may indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee's performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                  Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

                  Section 3. Trustee's Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers hereunder shall be binding upon everyone interested in or dealing with the Trust. A Trustee shall be liable to the Trust and to any Shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

                  Section 4. Insurance. The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify him or her against such liability under the provisions of this Article.

                                  ARTICLE VIII.

                                  Miscellaneous

                  Section 1. Liability of Third Persons Dealing with Trustees. No Person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

                  Section 2. Termination of Trust or Series. Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by the Trustees upon 60 days prior written notice to the Shareholders. Any Series may be terminated at any time by the Trustees upon 60 days prior written notice to the Shareholders of that Series.

                  Upon termination of the Trust (or any Series, as the case may be), after paying or otherwise providing for all charges, taxes, expenses and liabilities held, severally, with respect to each Series (or the applicable Series, as the case may be), whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets held, severally, with respect to each Series (or the applicable Series, as the case may be), to distributable form in cash or shares or other securities, and any combination thereof, and distribute the proceeds held with respect to each Series (or the applicable Series, as the case may be), to the Shareholders of that Series, as a Series, ratably according to the number of Shares of that Series held by the several Shareholders on the date of termination.

                  Section 3. Merger and Consolidation. The Trustees may cause
(i) the Trust or on or more of its Series to the extent consistent with applicable law to be merged into or consolidated with another Trust, series or Person, (ii) the Shares of the Trust or any Series to be converted into beneficial interests in another business trust (or series thereof), (iii) the Shares to be exchanged for assets or property under or pursuant to any state or federal statute to the extent permitted by law or (iv) a sale of assets of the Trust or one or more of its Series. Such merger or consolidation, Share conversion, Share exchange or sale of assets must be authorized by vote as provided in Article V, Section 3 herein; provided that in all respects not governed by statute or applicable law, the Trustees shall have power to prescribe the procedure necessary or appropriate to accomplish a sale of assets, Share exchange, merger or consolidation, including the power to create one or more separate business trusts to which all or any part of the assets, liabilities, profits or losses of the Trust may be transferred and to provide for the conversion of Shares of the Trust or any Series into beneficial interests in such separate business trust or trusts (or series thereof); and further provided that no vote of shareholders will be required to approve an acquisition by the Trust or one or more of its Series of all or substantially all of the assets of another investment company or any series thereof in exchange solely for Shares.

                  Section 4. Amendments. This Declaration of Trust may be restated and/or amended at any time by vote of majority of the Trustees then holding office. Any such restatement and/or amendment hereto shall be effective immediately upon execution and approval. The Certificate of Trust of the Trust may be restated and/or amended by a similar procedure, and any such restatement and/or amended by a similar procedure, and any such restatement an/or amendment shall be signed by at least one of the Trustees and shall be effective immediately upon filing with the Office of the Secretary of State of the State of Delaware or upon such future date as may be stated therein.

                  Section 5. Filing of Copies, References, Headings. The original or a copy of this instrument and of each restatement and/or amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such restatements and/or amendments have been made and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such restatements and/or amendments. In this instrument and in any such restatements and/or amendment, references to this instrument, and all expressions like "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such restatements and/or amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

                  Section 6. Applicable Law. This Agreement and Declaration of Trust is created under and is to be governed by and construed and administered according to the laws of the State of Delaware and the Delaware Business Trust Act, as amended from time to time (the "Act"). The Trust shall be a Delaware business trust pursuant to such Act, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a business trust.

               Section 7.  Provisions in Conflict with Law or Regulations.

                  (a) The provisions of the Declaration of Trust are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

                  (b) If any provision of the Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration of Trust in any jurisdiction.

                  Section 8. Business Trust Only. It is the intention of the Trustees to create a business trust pursuant to the Act, and thereby to create only the relationship of trustee and beneficial owners within the meaning of such Act between the Trustees and each Shareholder. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment, joint venture, or any form of legal relationship other than a business trust pursuant to such Act. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

                  Section 9. Use of the Name "The Vanguard Group, Inc.". The name "The Vanguard Group, Inc." and any variants thereof and all rights to the use of the name "The Vanguard Group, Inc." or any variants thereof shall be the sole and exclusive property of The Vanguard Group, Inc. ("VGI"). VGI has permitted the use by the Trust of the identifying word "Vanguard" and the use of the name "Vanguard" as part of the name of the Trust and the name of any Series of Shares. Upon the Trust's withdrawal from the Amended and Restated Funds' Service Agreement among the Trust, the other investment companies within the Vanguard Group of Investment Companies and VGI, and upon the written request of VGI, the Trust and any Series of Shares thereof shall cease to use or in any way to refer to itself as related to "The Vanguard Group, Inc." or any variant thereof.

                  IN WITNESS WHEREOF, the Trustees named below do hereby make and enter into this Declaration of Trust as of the 17th day of August, 1998.





                           Richard F. Hyland





                           Raymond J. Klapinsky







THE PRINCIPAL PLACE OF BUSINESS OF THE TRUST IS

                             100 Vanguard Boulevard
                                Malvern, PA 19355

                                TABLE OF CONTENTS
                                -----------------
                                                                           Page
                                                                           ----

ARTICLE I.  Name and Definitions...........................................   1
      Section 1.   Name....................................................   1
      Section 2.   Definitions.............................................   1
         (a)    The Trust..................................................   1
         (b)    Trust Property.............................................   1
         (c)    Trustees...................................................   1
         (d)    Shares.....................................................   2
         (e)    Shareholder................................................   2
         (f)    Person.....................................................   2
         (g)    1940 Act...................................................   2
         (h)    Commission and Principal Underwriter.......................   2
         (i)    Declaration of Trust.......................................   2
         (j)    By-Laws....................................................   2
         (k)    Interested Person..........................................   2
         (l)    Investment Adviser.........................................   2
         (m)    Series.....................................................   2

ARTICLE II.  Purpose of Trust..............................................   2

ARTICLE III. Shares........................................................   3
      Section 1.   Division of Beneficial Interest.........................   3
      Section 2.   Ownership of Shares.....................................   3
      Section 3.   Investments in the Trust................................   4
      Section 4.   Status of Shares and Limitation of Personal Liability...   4
      Section 5.   Power of Board of Trustees to Change Provisions
                   Relating to Shares......................................   4
      Section 6.   Establishment and Designation of Shares.................   5
         (a)    Assets Held with Respect to a Particular Series............   5
         (b)    Liabilities Held with Respect to a Particular Series.......   5
         (c)    Dividends, Distributions, Redemptions, and Repurchases.....   6
         (d)    Voting.....................................................   6
         (e)    Equality...................................................   6
         (f)    Fractions..................................................   7
         (g)    Exchange Privilege.........................................   7
         (h)    Combination of Series......................................   7
         (i)    Elimination of Series......................................   7



                                      (i)

ARTICLE IV.  The Board of Trustees.........................................   7
      Section 1.   Number, Election and Tenure.............................   7
      Section 2.   Effect of Death, Resignation, etc. of a Trustee.........   8
      Section 3.   Powers..................................................   8
      Section 4.   Payment of Expenses by the Trust........................  11
      Section 5.   Ownership of Assets of the Trust........................  12
      Section 6.   Service Contracts.......................................  12

ARTICLE V.  Shareholders' Voting Powers and Meetings.......................  13
      Section 1.   Voting Powers...........................................  13
      Section 2.   Voting Power and Meetings...............................  14
      Section 3.   Quorum and Required Vote................................  14
      Section 4.   Action by Written Consent...............................  14
      Section 5.   Record Dates............................................  14

ARTICLE VI.  Net Asset Value, Distributions, and Redemptions...............  15
      Section 1.   Determination of Net Asset Value, Net Income, and
                   Distributions...........................................  15
      Section 2.   Redemptions and Repurchases.............................  15
      Section 3.   Redemptions at the Option of the Trust..................  16
      Section 4.   Transfer of Shares......................................  16

ARTICLE VII.  Compensation and Limitation of Liability.....................  16
      Section 1.   Compensation of Trustees................................  16
      Section 2.   Indemnification and Limitation of Liability.............  16
      Section 3.   Trustee's Good Faith Action, Expert Advice, No Bond
                   or Surety...............................................  17
      Section 4.   Insurance...............................................  17

ARTICLE VIII.  Miscellaneous...............................................  17
      Section 1.   Liability of Third Persons Dealing with Trustees........  17
      Section 2.   Termination of Trust or Series..........................  18
      Section 3.   Merger and Consolidation................................  18
      Section 4.   Amendments..............................................  18
      Section 5.   Filing of Copies, References, Headings..................  19
      Section 6.   Applicable Law..........................................  19
      Section 7.   Provisions in Conflict with Law or Regulations..........  19
      Section 8.   Business Trust Only.....................................  20
      Section 9.   Use of the Name "The Vanguard Group, Inc."..............  20



                                      (ii)

                                                                       Exhibit B


                                     BY-LAWS

                                       OF

                     VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS
                                    ARTICLE I

                             Fiscal Year and Offices

                  Section 1. Fiscal Year. Unless otherwise provided by resolution of the Board of Trustees, the fiscal year of the Trust shall begin on the 1st day of February and end on the last day of January.

                  Section 2. Delaware Office. The Board of Trustees shall establish a registered office in the State of Delaware and shall appoint as the Trust's registered agent for service of process in the State of Delaware an individual resident of the State of Delaware or a Delaware corporation or a foreign corporation authorized to transact business in the State of Delaware; in each case the business office of such registered agent for service of process shall be identical with the registered Delaware office of the Trust.

                  Section 3. Other Offices. The Board of Trustees may at any time establish branch or subordinate offices at any place or places where the Trust intends to do business.


                                   ARTICLE II

                            Meetings of Shareholders

                  Section 1. Place of Meeting. Meetings of the shareholders for the election of trustees shall be held in such place as shall be fixed by resolution of the Board of Trustees and stated in the notice of the meeting.

                  Section 2. Annual Meetings. An Annual Meeting of shareholders will not be held unless the Investment Company Act of 1940 requires the election of trustees to be acted upon.

                  Section 3. Special Meetings. Special Meetings of the shareholders may be called at any time by the Chairman, or President, or by a majority of the Board of Trustees, and shall be called by the Secretary upon written request of the holders of shares entitled to cast not less than twenty percent of all the votes entitled to be cast at such meeting provided that (a) such request shall state the purposes of such meeting and the matters proposed to be acted on and (b) the shareholders requesting such meeting shall have paid to the Trust the reasonable estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such shareholders. No special meeting need be called upon the request of shareholders entitled to cast less than a majority of all votes entitled to be cast at such meeting to consider any matter which is substantially the same as a matter voted on at any meeting of the shareholders held during the preceding twelve months. The foregoing provisions of this section 3 notwithstanding a special meeting of shareholders shall be called upon the request of the holders of at least ten percent of the votes entitled to be cast for the purpose of consideration removal of a trustee from office as provided in section 16(c) of the Investment Company Act of 1940.

                  Section 4. Notice. Not less than ten, nor more than ninety days before the date of every Annual or Special Shareholders Meeting, the Secretary shall cause to be mailed to each shareholder entitled to vote at such meeting at his (her) address (as it appears on the records of the Trust at the time of mailing) written notice stating the time and place of the meeting and, in the case of a Special Meeting of Shareholders, shall be limited to the purposes stated in the notice. Notice of adjournment of a shareholders meeting to another time or place need not be given, if such time and place are announced at the meeting.

                  Section 5. Record Date for Meetings. Subject to the provisions of the Declaration of Trust, the Board of Trustees may fix in advance a date not more than ninety, nor less than ten days, prior to the date of any annual or special meeting of the shareholders as a record date for the determination of the shareholders entitled to receive notice of, and to vote at any meeting and any adjournment thereof; and in such case such shareholders and only such shareholders as shall be shareholders of record on the date so fixed shall be entitled to receive notice of and to vote at such meeting and any adjournment thereof as the case may be, notwithstanding any transfer of any stock on the books of the Trust after any such record date fixed as aforesaid.

                  Section 6. Quorum. Except as otherwise provided by the Investment Company Act of 1940 or in the Trust's Declaration of Trust, at any meeting of shareholders, the presence in person or by proxy of the holders of record of Shares issued and outstanding and entitled to vote representing more than fifty percent of the total combined net asset value of all Shares issued and outstanding and entitled to vote shall constitute a quorum for the transaction of any business at the meeting.

If, however, a quorum shall not be present or represented at any meeting of the shareholders, the holders of a majority of the votes present or in person or by proxy shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented to a date not more than 120 days after the original record date. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

                  Section 7. Voting. Each shareholder shall have one vote for each dollar (and a fractional vote for each fractional dollar) of the net asset value of each share (including fractional shares) held by such shareholder on the record date set pursuant to Section 5 on each matter submitted to a vote at a meeting of shareholders. For purposes of this section and Section 6 of this
Article II, net asset value shall be determined pursuant to Section 3 Article VIII of these Bylaws as of the record date for such meeting set pursuant to
Section 5. There shall be no cumulative voting in the election of trustees. Votes may be made in person or by proxy.

At all meetings of the shareholders, a quorum being present, all matters shall be decided by majority of the votes entitled to be cast held by shareholders present in person or by proxy, unless the question is one for which by express provision of the laws of the State of Delaware, the Investment Company Act of 1940, as from time to time amended, or the Declaration of Trust, a different vote is required, in which case such express provision shall control the decision of such question. At all meetings of shareholders, unless the voting is conducted by inspectors, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the Chairman of the meeting.

                  Section 8. Inspectors. At any election of trustees, the Board of Trustees prior thereto may, or, if they have not so acted, the Chairman of the meeting may appoint one or more inspectors of election who shall first subscribe an oath of affirmation to execute faithfully the duties of inspectors at such election with strict impartiality and according to the best of their ability, and shall after the election make a certificate of the result of the vote taken.

                  Section 9. Stock Ledger and List of Shareholders. It shall be the duty of the Secretary or Assistant Secretary of the Trust to cause an original or duplicate share ledger to be maintained at the office of the Trust's transfer agent. Such share ledger may be in written form or any other form capable of being converted into written form within a reasonable time for visual inspection.

                  Section 10. Action Without Meeting. Any action to be taken by shareholders may be taken without a meeting if (a) all shareholders entitled to vote on the matter consent to the action in writing, and (b) all shareholders entitled to notice of the meeting but not entitled to vote at it sign a written waiver of any right to dissent, and (c) the written consents are filed with the records of the meeting of shareholders. Such consent shall be treated for all purposes as a vote at a meeting.

                                   ARTICLE III

                                    Trustees

                  Section 1. General Powers. The business of the Trust shall be managed under the direction of its Board of Trustees, which may exercise all powers of the Trust, except such as are by statute, or the Declaration of Trust, or by these Bylaws conferred upon or reserved to the shareholders.

                  Section 2. Number and Term of Office. The number of trustees which shall constitute the whole Board shall be determined from time to time by the Board of Trustees, but shall not be fewer than the minimum number permitted by applicable laws, nor more than fifteen. Each trustee elected shall hold office until his successor is elected and qualified. Trustees need not be shareholders.

                  Section 3. Elections. Provided a quorum is present, the trustees shall be elected by the vote of a plurality of the votes present in person or by proxy, except that any vacancy on the Board of Trustees may be filled by a majority vote of the Board of Trustees, although less than a quorum, subject to the requirements of Section 16(a) of the Investment Company Act of 1940.

                  Section 4. Place of Meeting. Meetings of the Board of Trustees, regular or special, may be held at any place as the Board may from time to time determine.

                  Section 5. Quorum. At all meetings of the Board of Trustees, one-third of the entire Board of Trustees shall constitute a quorum for the transaction of business provided that in no case may a quorum be less than two persons. The action of a majority of the trustees present at any meeting at which a quorum is present shall be the action of the Board of Trustees unless the concurrence of a greater proportion is required for such action by the Investment Company Act of 1940, these Bylaws or the Declaration of Trust. If a quorum shall not be present at any meeting of trustees, the trustees present thereat may by a majority vote adjourn the meeting from time to time without notice other than announcement at the meeting, until a quorum shall be present.

                  Section 6. Regular Meetings. Regular meetings of the Board of Trustees may be held without additional notice at such time and place as shall from time to time be determined by the Board of Trustees provided that notice of any change in the time or place of such meetings shall be sent promptly to each trustee not present at the meeting at which such change was made in the manner provided for notice of special meetings.


                  Section 7. Special Meetings. Special meetings of the Board of Trustees may be called by the Chairman or President on one day's notice to each trustee; Special meetings shall be called by the Chairman or President or Secretary in like manner and on like notice on the written request of two trustees.

                  Section 8. Telephone Meeting. Members of the Board of Trustees or a committee of the Board of Trustees may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time.

                  Section 9. Informal Actions. Any action required or permitted to be taken at any meeting of the Board of Trustees or of any committee thereof may be taken without a meeting, if a written consent to such action is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or committee.

                  Section 10. Committees. The Board of Trustees may by resolution passed by a majority of the entire Board appoint from among its members an Executive Committee and other committees composed of two or more trustees, and may delegate to such committees, in the intervals between meetings of the Board of Trustees, any or all of the powers of the Board of Trustees in the management of the business and affairs of the Trust.

                  Section 11. Action of Committees. In the absence of an appropriate resolution of the Board of Trustees, each committee may adopt such rules and regulations governing its proceedings, quorum and manner of acting as it shall deem proper and desirable, provided that the quorum shall not be less than two trustees. The committees shall keep minutes of their proceedings and shall report the same to the Board of Trustees at the meeting next succeeding, and any action by the committee shall be subject to revision and alteration by the Board of Trustees, provided that no rights of third persons shall be affected by any such revision or alteration. In the absence of any member of such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint a member of the Board of Trustees to act in the place of such absent member.

                  Section 12. Compensation. Any trustee, whether or not he is a salaried officer or employee of the Trust, may be compensated for his services as trustee or as a member of a committee of trustees, or as chairman of a committee by fixed periodic payments or by fees for attendance at meetings or by both, and in addition may be reimbursed for transportation and other expenses, all in such manner and amounts as the Board of Trustees may from time to time determine.


                                   ARTICLE IV

                                     Notices

                  Section 1. Form. Notices to shareholders shall be in writing and delivered personally or mailed to the shareholders at their addresses appearing on the books of the Trust. Notices to trustees shall be oral or by telephone or telegram or in writing delivered personally or mailed to the trustees at their addresses appearing on the books of the Trust. Notice by mail shall be deemed to be given at the time when the same shall be mailed. Subject to the provisions of the Investment Company Act of 1940, notice to trustees need not state the purpose of a regular or special meeting.

                  Section 2. Waiver. Whenever any notice of the time, place or purpose of any meeting of shareholders, trustees or a committee is required to be given under the provisions of the Declaration of Trust or these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to such notice and filed with the records of the meeting, whether before or after the holding thereof, or actual attendance at the meeting of shareholders in person or by proxy, or at the meeting of trustees or a committee in person, shall be deemed equivalent to the giving of such notice to such persons.


                                    ARTICLE V

                                    Officers

                  Section 1. Executive Officers. The officers of the Trust shall be chosen by the Board of Trustees and shall include a Chairman, President, a Secretary and a Treasurer. The Board of Trustees may, from time to time, elect or appoint a Controller, one or more Vice Presidents, Assistant Secretaries and Assistant Treasurers. The Board of Trustees, at its discretion, may also appoint a trustee as Senior Chairman of the Board who shall perform and execute such executive and administrative duties and powers as the Board of Trustees shall from time to time prescribe. The same person may hold two or more offices, except that no person shall be both President and Vice-President and no officer shall execute, acknowledge or verify any instrument in more than one capacity, if such instrument is required by law, the Declaration of Trust or these Bylaws to be executed, acknowledged or verified by two or more officers.

                  Section 2. Election. The Board of Trustees shall choose a Chairman, President, a Secretary and a Treasurer.

                  Section 3. Other Officers. The Board of Trustees from time to time may appoint such other officers and agents as it shall deem advisable, who shall hold their offices for such terms and shall exercise powers and perform such duties as shall be determined from time to time by the Board. The Board of Trustees from time to time may delegate to one or more officers or agents the power to appoint any such subordinate officers or agents and to prescribe their respective rights, terms of office, authorities and duties.

                  Section 4. Compensation. The salaries or other compensation of all officers and agents of the Trust shall be fixed by the Board of Trustees, except that the Board of Trustees may delegate to any person or group of persons the power to fix the salary or other compensation of any subordinate officers or agents appointed pursuant to Section 3 of this Article V.

                  Section 5. Tenure. The officers of the Trust shall serve at the pleasure of the Board of Trustees. Any officer or agent may be removed by the affirmative vote of a majority of the Board of Trustees whenever, in its judgment, the best interests of the Trust will be served thereby. In addition, any officer or agent appointed pursuant to Section 3 may be removed, either with or without cause, by any officer upon whom such power of removal shall have been conferred by the Board of Trustees. Any vacancy occurring in any office of the Trust by death, resignation, removal or otherwise shall be filled by the Board of Trustees, unless pursuant to Section 3 the power of appointment has been conferred by the Board of Trustees on any other officer.

                  Section 6. President and Chief Executive Officer. The President shall be the Chief Executive Officer of the Trust, unless the Board of Trustees designates the Chairman as Chief Executive Officer. The Chief Executive Officer shall see that all orders and resolutions of the Board are carried into effect. The Chief Executive Officer shall also be the Chief Administrative Officer of the Trust and shall perform such other duties and have such other powers as the Board of Trustees may from time to time prescribe.

                  Section 7. Chairman. The Chairman of the Board shall perform and execute such duties and administrative powers as the Board of Trustees shall from time to time prescribe.

                  Section 8. Senior Chairman of the Board. The Senior Chairman of the Board, if one shall be chosen, shall perform and execute such executive duties and administrative powers as the Board of Trustees shall from time to time prescribe.

                  Section 9. Vice-President. The Vice-Presidents, in order of their seniority, shall, in the absence or disability of the Chief Executive Officer, perform the duties and exercise the powers of the Chief Executive Officer and shall perform such other duties as the Board of Trustees or the Chief Executive Officer may from time to time prescribe.

                  Section 10. Secretary. The Secretary shall attend all meetings of the Board of Trustees and all meetings of the shareholders and record all the proceedings thereof and shall perform like duties for any committee when required. He shall give, or cause to be given, notice of meetings of the shareholders and of the Board of Trustees, shall have charge of the records of the Trust, including the stock books, and shall perform such other duties as may be prescribed by the Board of Trustees or Chief Executive Officer, under whose supervision he shall be. He shall keep in safe custody the seal of the Trust and, when authorized by the Board of Trustees, shall affix and attest the same to any instrument requiring it. The Board of Trustees may give general authority to any other officer to affix the seal of the Trust and to attest the affixing by his signature.

                  Section 11. Assistant Secretaries. The Assistant Secretaries in order of their seniority, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties as the Board of Trustees shall prescribe.

                  Section 12. Treasurer. The Treasurer, unless another officer has been so designated, shall be the Chief Financial Officer of the Trust. He shall have general charge of the finances and books of account of the Trust. Except as otherwise provided by the Board of Trustees, he shall have general supervision of the funds and property of the Trust and of the performance by the custodian of its duties with respect thereto. He shall render to the Board of Trustees, whenever directed by the Board, an account of the financial condition of the Trust and of all his transactions as Treasurer. He shall cause to be prepared annually a full and correct statement of the affairs of the Trust, including a balance sheet and a statement of operations for the preceding fiscal year. He shall perform all the acts incidental to the office of Treasurer, subject to the control of the Board of Trustees.

                  Section 13. Assistant Treasurer. The Assistant Treasurer shall in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties as the Board of Trustees may from time to time prescribe.

                                   ARTICLE VI

                          Indemnification and Insurance

                  Section 1. Agents, Proceedings and Expenses. For the purpose of this Article, "agent" means any person who is or was a trustee or officer of this Trust and any person who, while a trustee or officer of this Trust, is or was serving at the request of this Trust as a trustee, director, officer, partner, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise; "Trust" includes any domestic or foreign predecessor entity of this Trust in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction; "proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative; and "expenses" includes without limitation attorney's fees and any expenses of establishing a right to indemnification under this Article.

                  Section 2. Actions Other Than by Trust. This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of this Trust) by reason of the fact that such person is or was an agent of this Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed: (a) in the case of conduct in his official capacity as an agent of the Trust, that his conduct was in the Trust's best interests and (b) in all other cases, that his conduct was at least not opposed to the Trust's best interests and (c) in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful. The termination of any proceeding by judgment, order or settlement shall not of itself create a presumption that the person did not meet the requisite standard of conduct set forth in this Section. The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the person did not meet the requisite standard of conduct set forth in this Section.

                  Section 3. Actions by the Trust. This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by or in the right of this Trust to procure a judgment in its favor by reason of the fact that that person is or was an agent of this Trust, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of this Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

                  Section 4. Exclusion of Indemnification. Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the agent's office with this Trust.

                  No indemnification shall be made under Sections 2 or 3 of this
Article:

                  (a) In respect of any proceeding as to which that person shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity; or

                  (b) In respect of any proceeding as to which that person shall have been adjudged to be liable in the performance of that person's duty to this Trust, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the relevant circumstances of the case, that person is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; however, in such case, indemnification with respect to any proceeding by or in the right of the Trust or in which liability shall have been adjudged by reason of the disabling conduct set forth in the preceding paragraph shall be limited to expenses; or


                  (c) Of amounts paid in settling or otherwise disposing of a proceeding, with or without court approval, or of expenses incurred in defending a proceeding which is settled or otherwise disposed of without court approval, unless the required approval set forth in
                           Section 6 of this Article is obtained.

                  Section 5. Successful Defense by Agent. To the extent that an agent of this Trust has been successful, on the merits or otherwise, in the defense of any proceeding referred to in Sections 2 or 3 of this Article before the court or other body before whom the proceeding was brought, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith, provided that the Board of Trustees, including a majority who are disinterested, non-party trustees, also determines that based upon a review of the facts, the agent was not liable by reason of the disabling conduct referred to in Section 4 of this Article.

                  Section 6. Required Approval. Except as provided in Section 5 of this Article, any indemnification under this Article shall be made by this Trust only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Sections 2 or 3 of this Article and is not prohibited from indemnification because of the disabling conduct set forth in Section 4 of this Article, by:

                  (a) A majority vote of a quorum consisting of trustees who are not parties to the proceeding and are not interested persons of the Trust (as defined in the Investment Company Act of 1940);

                  (b)      A written opinion by an independent legal counsel; or

                  (c) The shareholders; however, shares held by agents who are parties to the proceeding may not be voted on the subject matter under this Sub-Section.

                  Section 7. Advance of Expenses. Expenses incurred in defending any proceeding may be advanced by this Trust before the final disposition of the proceeding if (a) receipt of a written affirmation by the agent of his good faith belief that he has met the standard of conduct necessary for indemnification under this Article and a written undertaking by or on behalf of the agent, such undertaking being an unlimited general obligation to repay the amount of the advance if it is ultimately determined that he has not met those requirements, and (b) a determination that the facts then known to those making the determination would not preclude indemnification under this Article. Determinations and authorizations of payments under this Section must be made in the manner specified in Section 6 of this Article for determining that the indemnification is permissible.

                  Section 8. Other Contractual Rights. Nothing contained in this Article shall affect any right to indemnification to which persons other than Trustees and officers of this Trust or any subsidiary hereof may be entitled by contract or otherwise.

                  Section 9. Limitations. No indemnification or advance shall be made under this Article, except as provided in Sections 5 or 6 in any circumstances where it appears:

                  (a) That it would be inconsistent with a provision of the Agreement and Declaration of Trust of the Trust, a resolution of the shareholders, or an agreement in effect at the time of accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or

                  (b) That it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

                  Section 10. Insurance. Upon and in the event of a determination by the Board of Trustees of this Trust to purchase such insurance, this Trust shall purchase and maintain insurance on behalf of any agent or employee of this Trust against any liability asserted against or incurred by the agent or employee in such capacity or arising out of the agent's or employee's status as such to the fullest extent permitted by law.

                  Section 11. Fiduciaries of Employee Benefit Plan. This Article does not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in that person's capacity as such, even though that person may also be an agent of this Trust as defined in Section 1 of this Article. Nothing contained in this Article shall limit any right to indemnification to which such a trustee, investment manager, or other fiduciary may be entitled by contract or otherwise which shall be enforceable to the extent permitted by applicable law other than this Article.


                                   ARTICLE VII

                          Shares of Beneficial Interest

                  Section 1. Certificates. A certificate or certificates representing and certifying the class and the full, but not fractional, number of shares of beneficial interest owned by each shareholder in the Trust shall not be issued except as the Board of Trustees may otherwise determine from time to time. Any such certificate issued shall be signed by facsimile signature or otherwise by the Chairman or President or a Vice-President and counter-signed by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer.

                  Section 2. Signature. In case any officer who has signed any certificate ceases to be an officer of the Trust before the certificate is issued, the certificate may nevertheless be issued by the Trust with the same effect as if the officer had not ceased to be such officer as of the date of its issue.

                  Section 3. Recording and Transfer Without Certificates. The Trust shall have the full power to participate in any program approved by the Board of Trustees providing for the recording and transfer of ownership of the Trust's shares by electronic or other means without the issuance of certificates.

                  Section 4. Lost Certificates. The Board of Trustees may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Trust alleged to have been stolen, lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to have been stolen, lost or destroyed, or upon other satisfactory evidence of such theft, loss or destruction and may in its discretion and as a condition precedent to the issuance thereof, require the owner of such stolen, lost or destroyed certificate or certificates, or his legal representative, to give the Trust a bond with sufficient surety, to the Trust to indemnify it against any loss or claim that may be made by reason of the issuance of a new certificate.

                  Section 5. Transfer of Shares. Transfers of shares of beneficial interest of the Trust shall be made on the books of the Trust by the holder of record thereof (in person or by his attorney thereunto duly authorized by a power of attorney duly executed in writing and filed with the Secretary of the Trust) (i) if a certificate or certificates have been issued, upon the surrender of the certificate or certificates, properly endorsed or accompanied by proper instruments of transfer, representing such shares, or (ii) as otherwise prescribed by the Board of Trustees. Every certificate exchanged, surrendered for redemption or otherwise returned to the Trust shall be marked "Canceled" with the date of cancellation.

                  Section 6. Registered Shareholders. The Trust shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by applicable law or the Declaration of Trust.

                  Section 7. Transfer Agents and Registrars. The Board of Trustees may, from time to time, appoint or remove transfer agents and or registrars of the Trust, and they may appoint the same person as both transfer agent and registrar. Upon any such appointment being made, all certificates representing shares of beneficial interest thereafter issued shall be countersigned by such transfer agent and shall not be valid unless so countersigned.

                  Section 8. Stock Ledger. The Trust shall maintain an original stock ledger containing the names and addresses of all shareholders and the number and class of shares held by each shareholder. Such stock ledger may be in written form or any other form capable of being converted into written form within reasonable time for visual inspection.

                                  ARTICLE VIII

                               General Provisions

                  Section 1. Custodianship. Except as otherwise provided by resolution of the Board of Trustees, the Trust shall place and at all times maintain in the custody of a custodian (including any sub-custodian for the custodian) all funds, securities and similar investments owned by the Trust. Subject to the approval of the Board of Trustees, the custodian may enter into arrangements with securities depositories, provided such arrangements comply with the provisions of the Investment Company Act of 1940 and the rules and regulations promulgated thereunder.

                  Section 2. Execution of Instruments. All deeds, documents, transfers, contracts, agreements and other instruments requiring execution by the Trust shall be signed by the Chairman or President or a Vice President.

                  Section 3. Net Asset Value. The net asset value per share shall be determined separately as to each class of the Trust's shares, by dividing the sum of the total market value of the class's investments and other assets, less any liabilities, by the total outstanding shares of such class, subject to the Investment Company Act of 1940 and any other applicable Federal securities law or rule or regulation currently in effect.


                                   ARTICLE IX

                                   Amendments

                  The Board of Trustees shall have the power to make, alter and repeal the Bylaws of the Trust.